Filed pursuant to Rule 497(b)

File No. 333-164019

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

600 WEST BROADWAY

SAN DIEGO, CALIFORNIA 92101

Nicholas-Applegate International Growth Fund

February 16, 2010

Dear Nicholas-Applegate Institutional Funds Shareholder:

We are proposing to reorganize the Nicholas-Applegate International Growth Fund (the “NAIF Fund”), a series of Nicholas-Applegate Institutional Funds (the “NAIF Trust”), into the Allianz NACM International Growth Fund (the “Acquiring Fund”), a series of Allianz Funds Multi-Strategy Trust (the “Allianz Trust”).

Class I and Class II shares of the NAIF Fund would be exchanged on a tax-free basis for Institutional Class shares of the Acquiring Fund with an aggregate net asset value equal to the shares exchanged. The reorganization (the “Merger”) would allow shareholders of the NAIF Fund to continue to invest in a fund whose day-to-day investment management decisions are made by Nicholas-Applegate Capital Management LLC (“NACM”) and which has an identical investment objective and substantially similar strategies to the NAIF Fund. Please see “A. Overview” and Appendix B (“Investment Objective, Principal Investment Strategies and Principal Investments of the Funds and Related Principal Risks”) in the accompanying Prospectus/Proxy Statement for more information about the investment objective and strategies of the Acquiring Fund.

We expect the proposed Merger will offer shareholders of the NAIF Fund the following advantages:

•

Continuity of Fund management.    The Merger would allow shareholders of the NAIF Fund to continue investing in a fund advised by NACM, which is responsible for making day-to-day investment decisions for the NAIF Fund (as sole investment adviser) as well as the Acquiring Fund (as sub-adviser). In addition, the investment objectives and strategies of the NAIF Fund are substantially similar to those of the Acquiring Fund, and the portfolio managers of the NAIF Fund are identical to those of the Acquiring Fund.

•

Tax-free reorganization.    For U.S. federal income tax purposes, the Merger is expected to be tax-free. Provided that the Merger is tax-free, no gain or loss will be recognized by shareholders on the distribution of Institutional Class shares of the Acquiring Fund in exchange for NAIF Fund shares, and the aggregate tax basis of the Acquiring Fund shares received will be the same as the aggregate tax basis of the NAIF Fund shares exchanged therefor. The other tax consequences of the Merger, including the effect of the blending of tax attributes of the NAIF Fund with the Acquiring Fund and the limitations on the use of pre-Merger losses after the Merger, are complex and may vary depending on the circumstances. See “A. Overview—9. What are the U.S. federal income tax consequences of the proposed Merger?” and “C. Information About the Proposed Merger—5. Federal Income Tax Consequences” in the Prospectus/Proxy Statement for more details.

•

Viability, larger asset base and enhanced prospects for growth.    The NAIF Fund has encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, its ongoing viability is uncertain. The Merger would result in a combined fund with a larger asset base (possibly allowing the Acquiring Fund after the Merger to take advantage of economies of scale). In addition, the Acquiring Fund offers shares through certain distribution channels in which the NAIF Fund does not currently have a presence, including retail channels. This larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

•

Similar expenses.    The operating expense ratio of the Acquiring Fund shares to be received in the Merger is lower than the operating expenses of Class I shares of the NAIF Fund, but 0.04% higher than the operating expenses of Class II shares of the NAIF Fund. In addition, as described in the Prospectus/Proxy Statement under “A. Overview,” this does not account for certain fee offset arrangements applicable to the NAIF Fund, which serve to lower NAIF Fund expenses further. Also, the expenses of Institutional Class shares of the Acquiring Fund are lower than those of Class I shares, and as little as 0.04% higher than those of Class II shares, of the NAIF Fund due to an expense limitation by the Acquiring Fund’s investment adviser, which has currently committed to keep such limitation in place only until March 31, 2011.

Your vote is important.

After reviewing the proposal and considering various alternatives, your Board of Trustees unanimously agreed that the Merger is in the best interests of shareholders of the NAIF Fund and voted to approve the Merger, as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. We urge you to read the accompanying Prospectus/Proxy Statement, which contains important information about the proposed Merger and the Acquiring Fund.

A combined meeting of the shareholders of the NAIF Fund and certain other series of the NAIF Trust involved in separate transactions will be held at 8:00 a.m., Pacific time, on March 19, 2010, to vote on the proposed Merger. The meeting will be held at the offices of NACM, 600 West Broadway, 29th Floor, San Diego, CA 92101. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having NACM, which will be conducting the proxy solicitation on behalf of the NAIF Fund, telephone you. If you have any questions regarding the Prospectus/Proxy Statement, please call NACM at 1-800-551-8043.

Thank you in advance for your participation in this important event.

Sincerely,

Horacio A. Valeiras, CFA President

Nicholas-Applegate Institutional Funds

600 West Broadway

San Diego, California 92101

Nicholas-Applegate International Growth Fund

NOTICE OF MEETING OF SHAREHOLDERS

on March 19, 2010

To the Shareholders of Nicholas-Applegate International Growth Fund:

Notice is hereby given that a Meeting of Shareholders of the Nicholas-Applegate International Growth Fund (the “Meeting”) will be held on March 19, 2010, at 8:00 a.m., Pacific Time, at the offices of Nicholas-Applegate Capital Management LLC, 600 West Broadway, 29th Floor, San Diego, California 92101, to consider the following:

1.	To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Nicholas-Applegate International Growth Fund (the “NAIF Fund”) in exchange for Institutional Class shares of the Allianz NACM International Growth Fund (the “Acquiring Fund”), a series of the Allianz Funds Multi-Strategy Trust, and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, and the distribution of such shares to the shareholders of the NAIF Fund in complete liquidation of the NAIF Fund, all as described in more detail in the attached Prospectus/Proxy Statement.

2.	To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

Shareholders of record at the close of business on January 15, 2010 are entitled to notice of, and to vote at, the Meeting.

By order of the Board of Trustees

Horacio A. Valeiras, CFA President

February 16, 2010

YOUR VOTE IS IMPORTANT.

AS A SHAREHOLDER OF THE NAIF FUND, YOU ARE ASKED TO ATTEND THE MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE

PROXY CARD WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE MEETING, AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

PROSPECTUS/PROXY STATEMENT

February 16, 2010

Acquisition of the assets of:	By and in exchange for shares of:

Nicholas-Applegate International Growth Fund	Allianz NACM International Growth Fund

a series of:	a series of:

Nicholas-Applegate Institutional Funds (the “NAIF Trust”)	Allianz Funds Multi-Strategy Trust (the “Allianz Trust”)
600 West Broadway San Diego, California 92101 (800) 551-8043	1345 Avenue of the Americas New York, New York 10105 (800) 426-0107

This Prospectus/Proxy Statement relates to the proposed reorganization of Nicholas-Applegate International Growth Fund (the “NAIF Fund”) into the Allianz NACM International Growth Fund (the “Acquiring Fund”) (the “Merger”). The Merger is to be effected through the transfer of all of the assets of the NAIF Fund to the Acquiring Fund in exchange for Institutional Class shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, followed by the distribution of the Merger Shares to the shareholders of the NAIF Fund in liquidation of the NAIF Fund. As a result of the proposed transaction, the NAIF Fund will cease to be a separate series of the NAIF Trust.

Because NAIF shareholders are being asked to approve transactions that will result in their holding Acquiring Fund shares, this document also serves as a Prospectus for the Merger Shares of the Acquiring Fund. This Prospectus/Proxy Statement explains concisely what you should know before investing in the Acquiring Fund. Please read it and keep it for future reference. This Prospectus/Proxy Statement is first being mailed to shareholders of the NAIF Fund on or about February 19, 2010.

The objective and investment strategies of the Acquiring Fund are substantially similar to those of the NAIF Fund. Please see “A. Overview—4. How do the investment objectives, policies and restrictions of the NAIF Fund and Acquiring Fund compare?” and Appendix D (“Additional Information about the Fund”), as well as the NAIF Fund Prospectus (defined below), for a discussion of the Acquiring Fund’s and NAIF Fund’s investment strategies.

The Acquiring Fund is a diversified series of the Allianz Trust. The Allianz Trust is an open-end series management investment company, organized as a Massachusetts business trust in 2008. The NAIF Fund is a diversified series of the NAIF Trust. The NAIF Trust is an open-end series management investment company, organized as a Delaware statutory trust in 1992.

A Statement of Additional Information dated February 16, 2010 relating to the Prospectus/Proxy Statement (the “Merger SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is hereby incorporated into this Prospectus/Proxy statement by reference (File No. 333-164019). The Merger SAI is available upon oral or written request and without charge from the Allianz Trust at the phone number and address provided above. In addition, the following document has been filed with the SEC and is incorporated herein by reference, which means it is considered legally a part of this Prospectus/Proxy Statement:

•	The Prospectus dated August 1, 2009 for Class I, Class II, Class III and Class IV Shares of the NAIF Trust, as supplemented (File No. 333-71469) (the “NAIF Fund Prospectus”).

The following documents have been filed with the SEC and are incorporated into the Merger SAI by reference, which means they are considered legally a part of the Merger SAI:

•	The Allianz Trust’s current Statement of Additional Information, dated November 3, 2009 (File No. 333-148624) (the “Allianz SAI”).

•

The audited financial statements of the Acquiring Fund and related report of the independent registered public accounting firm for the fiscal year ended November 30, 2009 included in the Allianz Trust’s Annual Report to Shareholders (File No. 811-22167).

•

The audited financial statements of the NAIF Fund (which was designated “Nicholas-Applegate International All-Cap Growth Fund” at the time that such statements were issued) and related report of the independent registered public accounting firm for the fiscal year ended March 31, 2009 included in the Annual Report to Shareholders of Class I, Class II, Class III and Class IV Shares of the NAIF Trust (File No. 811-7384).

•

The unaudited financial statements of the NAIF Fund for the six months ended September 30, 2009 included in the Semi-Annual Report to Shareholders of Class I, Class II, Class III and Class IV Shares of the NAIF Trust (File No. 811-7384).

The NAIF Fund makes available the NAIF Fund Prospectus, its Statement of Additional Information and annual and semi-annual reports, free of charge, on its Web site at www.nacm.com/mf_fundInfo.aspx, and upon oral or written request to the NAIF Trust at the phone number and address provided above.

Each of the documents listed above, as well as proxy materials, reports and other information filed with the SEC by the Allianz Trust and the NAIF Trust, can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can inspect and copy information about the Funds by visiting the SEC’s Public Reference Room, at 100 F Street, N.E., Washington, DC 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY, 10281; 33 Arch Street, 23rd Floor, Boston, MA 02110; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may need to refer to each Trust’s file number under the Investment Company Act (811-6161 for the Allianz Trust and 811-7384 for the NAIF Trust).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in the Acquiring Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

A. OVERVIEW

The responses to the questions that follow provide an overview of key points the Acquiring Fund believes are typically of interest to shareholders considering a transaction such as the Merger. For a more complete understanding, please refer to the remainder of the Prospectus/Proxy Statement, which contains additional information and further details about the proposed Merger.

1. What is being proposed?

The Board of Trustees of the NAIF Trust (the “Trustees”) are recommending that you approve the proposed Merger relating to the NAIF Fund as contemplated by an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the NAIF Fund to the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund and for the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund. If the Merger is approved by shareholders of the NAIF Fund, all of the assets, subject to liabilities, of the NAIF Fund will be transferred to the Acquiring Fund on the closing date of the transaction (the “Closing Date”), which is expected to be on or about March 29, 2010. In exchange, the Acquiring Fund will issue and deliver Institutional Class shares of the Acquiring Fund (the “Merger Shares”) to the NAIF Fund with an aggregate net asset value equal to the value of the NAIF Fund’s assets, net of liabilities, and as mentioned above, will also assume all of the liabilities of the NAIF Fund. Immediately following the transfer, the Merger Shares received by the NAIF Fund will be distributed to its shareholders in liquidation of the NAIF Fund. The completion of these transactions will result in (i) shareholders of the NAIF Fund becoming shareholders of the Acquiring Fund and (ii) the liquidation of the NAIF Fund.

Separately from the Merger, the Trustees have proposed that certain other series of the NAIF Trust reorganize into new or existing series of investment companies advised by Allianz Global Fund Management, and that certain other series of the NAIF Trust be liquidated. If these proposed transactions, as well as the Mergers, are consummated, the NAIF Trust will cease to have any active series, and the Trustees may cause the NAIF Trust to be terminated.

2. What will happen to my NAIF Fund shares as a result of the proposed Merger?

Your NAIF Fund shares will be exchanged on a tax-free basis for Merger Shares of the Acquiring Fund with an equal aggregate net asset value on the date of the Merger.

3. Why is the Merger being proposed at this time?

The Trustees, including a majority of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the NAIF Trust or the Allianz Trust (the “Independent Trustees”), carefully considered the anticipated benefits and costs of the proposed Merger, and approved the Merger at a meeting held on November 13, 2009.

In approving the Merger, the Trustees of the NAIF Trust determined that the NAIF Fund’s participation in the proposed Merger would be in the best interests of the NAIF Fund and that the interests of the NAIF Fund’s shareholders would not be diluted as a result of the Merger. The Trustees of the NAIF Trust considered that the proposed Merger is expected to offer shareholders of the NAIF Fund the following advantages:

Continuity of Fund management.    The Merger would allow shareholders of the NAIF Fund to continue investing in a fund advised by Nicholas-Applegate Capital Management LLC (“NACM”), which is responsible for making day-to-day investment decisions for the NAIF Fund (as sole investment adviser) as well as the Acquiring Fund (as sub-adviser pursuant to a Sub-Advisory Agreement with Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), the investment manager to the Acquiring Fund). In addition, the investment objectives and strategies of the NAIF Fund are substantially similar to those of the Acquiring Fund, and the portfolio managers of the NAIF Fund are identical to those of the Acquiring Fund. Both Allianz Global Fund Management and NACM are wholly-owned indirect subsidiaries of Allianz SE.

Tax-free reorganization.    For U.S. federal income tax purposes, the Merger is expected to be tax-free. Provided that the Merger is tax-free, no gain or loss will be recognized by shareholders on the distribution of Institutional Class shares of the Acquiring Fund in exchange for NAIF Fund shares, and the aggregate tax basis of the Merger Shares received will be the same as the aggregate tax basis of NAIF Fund shares exchanged therefor. The other tax consequences of the Merger, including the effect of the blending of tax attributes of the NAIF Fund with the Acquiring Fund and the limitations on the use of pre-Merger losses after the Merger, are complex and may vary depending on the circumstances. See “A. Overview—9. What are the U.S. federal income tax consequences of the proposed Merger?” and “C. Information About the Proposed Merger—5. Federal Income Tax Consequences” in the Prospectus/Proxy Statement for more details.

Viability, larger asset base and enhanced prospects for growth.    The NAIF Fund has encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, its ongoing viability is uncertain. The Merger would result in a combined fund with a larger asset base (possibly allowing the Acquiring Fund after the Merger to take advantage of economies of scale). In addition, the Acquiring Fund offers shares through certain distribution channels in which the NAIF Fund does not currently have a presence, including retail channels. This larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

Similar expenses.    The operating expense ratio of the Merger Shares is lower than the operating expenses of Class I shares of the NAIF Fund, but 0.04% higher than the operating expenses of Class II shares of the NAIF Fund. In addition, as described under “A. Overview,” this does not account for certain fee offset arrangements applicable to the NAIF Fund which serve to lower NAIF Fund expenses further. Also, the expenses of Institutional Class shares of the Acquiring Fund are lower than those of Class I shares, and as little as 0.04% higher than those of Class II shares, of the NAIF Fund due to an expense limitation by Allianz Global Fund Management, which has currently committed to keep such limitation in place only until March 31, 2011. Furthermore, because the Acquiring Fund does not pay for administrative services through a “unitary fee” as the NAIF Fund does, the expense ratio of the Acquiring Fund after the Merger could be subject to greater fluctuation in the event that expense limitations are not continued past March 31, 2011. (See “5. How do the management fees and other expenses of the NAIF Fund and Acquiring Fund compare, and what are they estimated to be following the Merger?”)

The Trustees recommend that shareholders of the Fund vote FOR approval of the proposed Merger. For a detailed discussion of the Trustees’ deliberations, see “C. Information about the Proposed Merger—Trustees’ Considerations Relating to Proposed Merger.”

4. How do the investment objectives, policies and restrictions of the NAIF Fund and Acquiring Fund compare?

The investment objective of the Acquiring Fund is substantially identical to that of the NAIF Fund, and the investment strategies are substantially similar, though not identical. A comparison of the investment objectives and strategies for the NAIF Fund and the Acquiring Fund is set forth in the table below (and in additional commentary immediately following the table); a more detailed description of the NAIF Fund’s investment strategies is set forth in the NAIF Fund Prospectus, which is incorporated herein by reference (File No. 333-71469), and of the Acquiring Fund’s investment strategies in Appendix B to this Prospectus/Proxy Statement.

	Nicholas-Applegate International Growth Fund	Allianz NACM International Growth Fund
Investment Objective	The Fund seeks maximum long-term capital appreciation.	The Fund seeks long-term capital appreciation.

Investment Strategy

In pursuing its investment objective, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

The Fund normally invests at least 75% of its net assets in common stocks. Under normal conditions, the Fund invests at least 80% of its net assets in the securities of companies that are tied economically to a number of different foreign countries throughout the world. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may also invest in companies located in countries with emerging securities markets and in the securities of issuers with smaller market capitalizations. The Fund may invest up to 20% of its assets in U.S. companies.

NACM conducts “bottom-up” individual company analysis to identify companies that, in NACM’s opinion, represent competitive advantages through a positive change at the company level, offer a sustainable advantage, and whose shares represent a timely investment opportunity. NACM considers companies with these characteristics regardless of domicile or industry, and typically spreads the Fund’s investments among ten or more countries outside of the U.S. Investments are generally in companies with a $1 billion market capitalization or greater. The fund may invest in companies in lesser-developed countries.

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies located in countries outside of the United States with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside of the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its investments in developed non-U.S. countries, but reserves the flexibility to invest in emerging market securities as well. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs).

The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet;

Nicholas-Applegate International Growth Fund	Allianz NACM International Growth Fund
The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets. NACM expects a high portfolio turnover rate which can be 200% or more.

sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

As reflected in the tabular presentation above, the NAIF Fund has a policy to invest at least 80% of its net assets in the securities of companies that are tied economically to a number of different foreign countries throughout the world, and will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Similarly, the Acquiring Fund normally invests at least 80% of its assets in non-U.S. securities, however, the Acquiring Fund is not required to provide shareholders 60 days notice of a change to this policy. NACM and Allianz Global Fund Management believe that any other differences in the above descriptions do not reflect any material differences in the way NACM manages the investment portfolio of each NAIF Fund and the corresponding Acquiring Fund.

The NAIF Fund and the Acquiring Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed as to a fund without the consent of the holders of a majority of the outstanding voting securities of the fund, as such term is defined in the 1940 Act; other investment policies can be changed without shareholder consent. The fundamental investment restrictions of the Acquiring Fund are substantially similar, although not identical to, those of the NAIF Fund. For example:

—

The NAIF Fund has a fundamental investment restriction which prohibits it from purchasing more than 10% of the outstanding voting securities of any one issuer or of any class of voting securities of any one issuer, or from purchasing securities of an issuer for the purpose of exercising control or management. The Acquiring Fund is not subject to such a fundamental restriction, although under the

1940 Act’s diversification requirements, with respect to 75% of its assets it may not purchase more than 10% of the outstanding voting securities of any issuer (not including cash and cash equivalents, government securities (as defined in the 1940 Act) and securities of other investment companies).

•

The NAIF Fund may not purchase securities on margin (except for initial and variation margin and to obtain short-term credit in connection with the clearance of securities transactions); the Acquiring Fund is not subject to such a restriction.

•

The NAIF Fund may make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. The Acquiring Fund may make loans of its portfolio securities to the maximum extent permitted by SEC guidelines, currently 33 1/3% of the value of the Acquiring Fund’s total assets (although the Acquiring Fund currently does not engage in the practice of securities lending).

•

The NAIF Fund may not pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure permitted indebtedness (which restriction does not prohibit the Funds from engaging in options, futures and non-U.S. currency transactions). The Acquiring Fund is not subject to such a restriction.

•

The NAIF Fund has a fundamental investment restriction that prohibits it from investing more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Acquiring Fund is prohibited from doing so under current SEC guidance and under non-fundamental policies as set forth in the prospectus and statement of additional information of the Allianz Trust, but is not subject to such a fundamental investment restriction.

•

The NAIF Fund has a fundamental investment restriction that prohibits it from purchasing or writing options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by the Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets; (iii) not more than 25% of the Fund’s net assets would be hedged; and (iv) not more than 25% of the Fund’s net assets are used as cover for options written by the Fund. The Acquiring Fund is not subject to such a restriction.

NACM and Allianz Global Fund Management believe that the differences in the Funds’ fundamental investment restrictions do not cause NACM to manage the Acquiring Fund’s investment portfolio differently from the way it manages the investment portfolio of the NAIF Fund, and that such differences in restrictions do not subject the Acquiring Fund to risks that materially differ from those of the NAIF Fund.

For a more complete understanding of the fundamental investment policies for the NAIF Fund and the Acquiring Fund, please see Appendix C (“Comparison of Fundamental Investment Restrictions”).

5. How do the management fees and other expenses of the NAIF Fund and the Acquiring Fund compare, and what are they estimated to be following the proposed Merger?

The NAIF Fund and the Acquiring Fund each pay a monthly management fee at an annual rate as set forth in the tables below.

The Acquiring Fund’s administrative fee and expense structure differs from that of the NAIF Fund. While the NAIF Fund pays fees under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” structure. The advisory fee is paid monthly at an annual rate as set forth in the tables below. In addition, the NAIF Fund pays an administrative fee to NACM (serving as administrator), computed as a percentage of average daily net assets of the applicable class, which is effectively an all-in or “unitary” fee. NACM, in turn, provides or procures administrative services for the Fund, and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

In contrast, the Acquiring Fund pays such expenses of its operations directly. Under this structure there is greater likelihood that the Acquiring Fund would obtain economies of scale with respect to administrative costs if it grows in size. However, in contrast to the “unitary” fee structure of the NAIF Fund, there is not a precise and predictable expense level as there is under ordinary circumstances for the NAIF Fund. Furthermore, investors in the Acquiring Fund are not as insulated from price increases in third-party services and from increased expense ratios arising from a decline in net assets.

Pursuant to an Expense Limitation Agreement dated December 17, 2008, Allianz Global Fund Management had contractually agreed to limit, through March 31, 2011, its management fee and/or reimburse the Acquiring Fund to the extent that Total Annual Fund Operating Expenses (excluding interest, taxes, extraordinary expenses and certain credits and other expenses) exceed 1.20% for Institutional Class shares. In connection with the Merger, Allianz Global Fund Management has agreed to an additional contractual expense limitation arrangement to limit, through March 31, 2011, its management fee and/or reimburse the Acquiring Fund to the extent that total annual fund operating expenses (excluding trustees’, interest, tax and extraordinary expenses) exceed 0.97% for Institutional Class shares.

The following tables show the expenses an investor would incur in connection with making an investment in the NAIF Fund and in the Acquiring Fund. Except as noted, the information in the tables is based on fees and expenses paid by each Fund during its most recent fiscal year, and “pro forma” operating expenses information is based on the fees and expenses that would have been paid by the Acquiring Fund during its most recent fiscal year, had the Merger occurred one year earlier. The examples following the tables will help you compare the cost of investing in the NAIF Fund with the estimated cost of investing in the Acquiring Fund (based on the pro forma fees and expenses shown in the tables). The expense comparison set forth below does not take into account certain expense offsets currently in place for the NAIF Fund. If they did take these offsets into account, NAIF Fund expenses would be lower. In addition, as indicated in the table below, absent an expense waiver by the Acquiring Fund’s investment manager, which has committed to keep such waiver in place only until March 31, 2011, that Fund’s expenses would be higher than Class I shares of the NAIF Fund, and are higher than Class II shares of the NAIF Fund both before and after application of the expense waiver.

Shareholder Fees (fees paid directly from your investment)

Neither the shares of the NAIF Fund nor the Merger Shares feature any sales charge on purchases, deferred sales charge, redemption fee or any other shareholder fee.

Annual Fund Operating Expenses

The following table presents the fees and expenses of the NAIF Fund and Acquiring Fund share classes based on each Fund’s most recent fiscal year (unless otherwise noted). The column titled “pro forma” provides an estimate of expenses for the combined Fund assuming completion of the Merger. These pro forma expenses represent the allocation of the Acquiring Fund’s fixed expenses across the larger asset base of the combined Fund, and the proportionate application of the Acquiring Fund’s asset-based costs.

Nicholas-Applegate International Growth Fund and Allianz NACM International Growth Fund

	Nicholas-Applegate International Growth Fund— Class I		Nicholas-Applegate International Growth Fund— Class II		Allianz NACM International Growth Fund—Institutional Class		Allianz NACM International Growth Fund—Institutional Class (pro forma)
Management Fees	0.85%		0.85%		0.85%		0.85%
Distribution and/or Service (12b-1) Fees	None		None		None		None
Other Expenses	0.31	[1]	0.15	[1]	2.83	[5]	1.01
Total Annual Fund Operating Expenses (Before Expense Reductions)	1.16	[2]	1.00	[2]	3.68		1.86
Expense Reduction	—		—		2.48	[3]	0.82	[4]
Total Annual Fund Operating Expenses (After Expense Reductions)	1.16	[2]	1.00	[2]	1.20	[3]	1.04	[4]

1	For the NAIF Fund, “Other Expenses” include an administrative fee paid to Allianz Global Fund Management.
2	The NAIF Fund has arrangements with its brokers, whereby commissions paid by the Fund are used to reduce Fund expenses and offset fees. These offsets will not be available to the Acquiring Fund. If these expense reductions and fee offsets are taken into account, “Total Annual Fund Operating Expenses” for the NAIF Fund share class would be as follows:

NAIF Fund	Total Annual Fund Operating Expenses
Nicholas-Applegate International Growth Fund—Class I	1.04%
Nicholas-Applegate International Growth Fund—Class II	0.93%

3	Total Annual Fund Operating Expenses (After Expense Reductions) reflects the effect of a contractual agreement by Allianz Global Fund Management to waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that total annual fund operating expenses, excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Institutional Class shares. Waived expenses may be recouped before the end of the third fiscal year following such waiver under certain conditions.
4	Effective upon consummation of the Merger, Allianz Global Fund Management has agreed to waive contractually, through March 31, 2011, its management fee and/or reimburse the Acquiring Fund to the extent that total annual fund operating expenses exceed 0.97% for Institutional Class shares (excluding trustees’, interest, tax and extraordinary expenses). Waived expenses may be recouped before the end of the third fiscal year following such waiver under certain conditions.
5	The Acquiring Fund was reorganized as a series of the Allianz Trust on February 2, 2009. Expense information in the table above has been restated to reflect only expenses incurred since the date of the reorganization, and does not include organizational expenses, all of which were incurred in the Acquiring Fund’s most recent fiscal year. Thus, expense ratios provided in the table above will differ from similar amounts shown in the Acquiring Fund’s Financial Highlights and audited financial statements.

Example:    These Examples are intended to help you compare the cost of investing in the NAIF Fund with the cost of investing in the Acquiring Fund and the cost of investing in other mutual funds.

The Examples (which, for the first year, are based on Total Annual Fund Operating Expenses (After Expense Reductions) shown above and, for subsequent periods, on Total Annual Fund Operating Expenses (Before Expense Reductions) shown above) assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund and Share Class	1 Year	3 Years	5 Years	10 Years
Nicholas-Applegate International Growth Fund—Class I	$118	$368	$638	$1,409
Nicholas-Applegate International Growth Fund—Class II	102	318	552	1,225
Allianz NACM International Growth Fund—Institutional Class	122	896	1,691	3,771
Allianz NACM International Growth Fund—Institutional Class (pro forma)	106	505	929	2,113

The Examples above do not take into account any offset arrangements that the NAIF Fund has with its brokers. If the offset credits described were applied to the above example, your cost for the 1, 3, 5 and 10 year periods would be as follows:

Fund and Share Class	1 Year	3 Years	5 Years	10 Years
Nicholas-Applegate International Growth Fund—Class I	$106	$331	$574	$1,271
Nicholas-Applegate International Growth Fund—Class II	95	296	515	1,143

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Each Fund’s portfolio turnover rate for its last fiscal year is set forth below. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

NAIF Fund	Portfolio Turnover	Acquiring Fund	Portfolio Turnover
Nicholas-Applegate International Growth Fund	60%	Allianz NACM International Growth Fund	133%

6. How does the investment performance of the Funds compare?

The following information allows you to compare the historical performance of the NAIF Fund and the Acquiring Fund. The information provides some indication of the risks of investing in each Fund by showing changes in its total return from year to year and by comparing each Fund’s average annual returns with those of a broad-based securities market index and, in the case of the Acquiring Fund, a performance average of other similar mutual funds. The bar charts and the adjacent information show performance of the NAIF Fund’s Class I shares, and of the Acquiring Fund’s Institutional Class shares. The performance of other classes would be different from Class I or Institutional Class performance because of the different expenses paid by other share classes. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Please see Appendix D for additional detail on the calculation of performance information of the Acquiring Fund; additional detail for the NAIF Fund is set forth in the NAIF Fund Prospectus, which is incorporated herein by reference (File No. 333-71469). Past performance, before and after taxes, is not necessarily predictive of future performance.

Nicholas-Applegate International Growth Fund—Annual Return for Class I Shares For periods shown in the bar chart: Best Quarter (2nd Qtr 2003): 22.11% Worst Quarter (4th Qtr 2008): (22.06)%	Allianz NACM International Growth Fund—Annual Return for Institutional Class Shares For periods shown in the bar chart: Best Quarter (2nd Qtr. 2009): 18.60% Worst Quarter (4th Qtr. 2008): (22.33)%

Nicholas-Applegate International Growth Fund—Average Annual Returns

For Periods Ended December 31, 2009:

	1 Year	5 Years	10 Years	Fund Inception
Class I—Before Taxes	24.39%	7.74%	0.40%	6.58%
Class I—After Taxes on Distributions	24.08%	6.37%	(1.62)%	4.54%
Class I—After Taxes on Distributions and Sale of Fund Shares	15.85%	7.30%	(0.09)%	5.09%
MSCI EAFE Growth Index—Net (reflects no deduction for fees or expenses)	29.36%	3.65%	(1.31)%	1.66%
MSCI EAFE—Net (reflects no deduction for fees or expenses)	31.78%	3.54%	1.17%	3.39%

Class II shares of Nicholas-Applegate International Growth Fund do not have a full year of performance.

Allianz NACM International Growth—Average Annual Returns

For Periods Ended December 31, 2009:

	1 Year	5 Years	10 Years	Fund Inception
Institutional Class—Before Taxes	27.22%	5.62%	(0.96)%	7.21%
Institutional Class—After Taxes on Distributions	25.49%	0.09%	(3.85)%	4.66%

	1 Year	5 Years	10 Years	Fund Inception
Institutional Class—After Taxes on Distributions and Sale of Fund Shares	17.50%	3.94%	(1.38)%	5.81%
MSCI EAFE Index Net (reflects no deduction for fees or expenses)	31.78%	3.54%	1.17%	4.37%
Lipper International Multi-Cap Growth Funds Average (reflects no deduction for fees, expenses or taxes)	(33.30)%	2.66%	1.55%	4.81%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class I and Institutional Class shares only. After-tax returns for other share classes will vary.

7. Will my dividends be affected by the proposed Merger?

The NAIF Fund and the Acquiring Fund distributes substantially all of their net investment income to shareholders in the form of dividends. The NAIF Fund declares and distributes income dividends to shareholders on an annual basis, and the Acquiring Fund declares and distributes income dividends to shareholders at least annually. Like the NAIF Fund, the Acquiring Fund will distribute any capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually.

Following the Merger, shareholders would continue to be able to reinvest all distributions in additional shares of the same class of the Acquiring Fund at net asset value (“NAV”), or, if such option is specifically elected, to receive all distributions in cash (either paid directly to the shareholder or credited to such shareholder’s account with a broker or other financial intermediary). In addition, following the Merger shareholders could elect to invest distributions in shares of the same class of another series of the Allianz Trust, Allianz Funds or PIMCO Funds that offers that class at NAV.

8. Who manages the Acquiring Fund and how does management of the NAIF Fund differ?

NACM serves as sole investment adviser to the NAIF Fund and is responsible for the management of its portfolio. Allianz Global Fund Management serves as investment adviser to the Acquiring Fund, and has retained NACM to serve as sub-adviser with day-to-day investment responsibility for the Acquiring Fund’s portfolio. As such, NACM would maintain day-to-day investment responsibility over NAIF Fund assets both before and after the proposed Merger. In addition, the individual portfolio managers for the NAIF Fund and Acquiring Fund are the same. Information on the individuals that share responsibility for the management of the Acquiring Fund is provided under “Management of the Funds—The Sub-Adviser” in Appendix D. NACM and Allianz Global Fund Management are both indirect wholly-owned subsidiaries of Allianz SE.

9. What are the U.S. federal income tax consequences of the proposed Merger?

The Merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that no gain or loss will be recognized by the NAIF Fund or its shareholders as a result of the Merger, and that the aggregate tax basis of the Merger Shares that NAIF Fund shareholders will receive in exchange for their NAIF Fund Shares will be the same as the aggregate tax basis of the NAIF Fund shares exchanged therefor.

Because the Merger will end the tax year of the NAIF Fund, it may accelerate distributions from the NAIF Fund to shareholders. Specifically, the NAIF Fund will recognize any investment company taxable income and any net capital gains, including gains realized on the disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes.

While Allianz Global Fund Management does not expect that the NAIF Fund or Acquiring Fund will make any significant dispositions of securities in connection with the proposed Merger, if any such sales occur, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the NAIF Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the NAIF Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses, properly designated as capital gain dividends) or ordinary dividends (to the extent of net realized short-term gains in excess of net realized long-term capital losses).

The proposed Merger may pose other tax issues for the Funds and their shareholders. Generally, in a tax-free reorganization, the acquiring fund will succeed to the tax attributes of the target fund, including the target fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards. The combined Fund resulting from the Merger will have tax attributes that reflect a blending of the tax attributes of the NAIF and Acquiring Fund at the time of the Merger. A transfer of tax benefits may thus occur if, as a consequence of the Merger, shareholders of one Fund effectively acquire tax benefits of the other Fund, or lose the tax benefits brought to the Merger by their own Fund. Further, the Internal Revenue Code of 1986, as amended (the “Code”) has loss limitation rules that apply whenever a corporation, including a regulated investment company undergoes an “ownership change,” including in connection with a merger. These rules will limit the extent to which the combined fund can use pre-Merger capital losses (including capital loss carryforwards and unrealized losses above a threshold) to offset the combined Fund’s gains. In addition, the NAIF Fund’s capital loss carryforwards will be permitted to offset only that portion of the Acquiring Fund’s gains for the taxable year of the Merger that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Merger (prorated according to the number of days). As a result of the application of these rules, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Merger not occurred. A summary of the effect of these rules on the Funds the Mergers is provided below.

The estimates of the effect of the transfer of tax benefits between the two Funds and the loss limitation rules described below are based on an hypothetical Merger of the Funds on October 31, 2009, using data as of October 31 and November 30, 2009, and certain assumptions. The tax impact of the Merger will depend on each participating Fund’s relative tax situation at the time of the Merger, which will be different from the tax situation on October 31 or November 30, 2009, such that the tax impacts described herein may not apply at the time of the Merger. In particular, the amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Merger will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Merger, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Merger. The tax impact of the Merger could thus differ substantially from that described below.

The Acquiring Fund was the substantially smaller of the two Funds as of October 31, 2009 and so, had the Merger occurred on that date, its losses would have gone “into limitation.” Nonetheless, its historic losses remaining available after the application of the loss limitation rules would have represented a significantly higher percentage of its net assets than is the case for the NAIF Fund, and would have effectively been shared with NAIF Fund shareholders. Therefore, as a result of the “sharing” of the Acquiring Fund losses with NAIF Fund shareholders, a hypothetical Merger on October 31, 2009, would have provided a slight benefit to NAIF Fund shareholders.

Please see “C. Information About the Proposed Transaction—5. Federal Income Tax Consequences” for additional information.

10. Do the procedures for purchasing, redeeming and exchanging shares of the NAIF Fund and Acquiring Fund differ?

The procedures for purchasing and redeeming shares of the Acquiring Fund generally do not differ significantly from the procedures for purchasing and redeeming shares of the NAIF Fund. Subject to investment minimums and other requirements described under “How to Buy and Sell Shares” in Appendix D, investors may buy and sell shares of the Acquiring Fund through a broker, dealer or other financial intermediary or directly from the Allianz Trust on any day that NAV is determined—ordinarily, each day the New York Stock Exchange is open.

Shareholders of the Acquiring Fund have a broader exchange privilege than shareholders of the NAIF Fund and may exchange their shares at net asset value for shares of any series of the Allianz Trust, Allianz Funds or PIMCO Funds that offers the same class of shares. Under certain circumstances set forth in the Allianz SAI, Acquiring Fund shareholders may also exchange shares at net asset value for shares of a different class. NAIF Fund shareholders may exchange shares for the same class of another series of the NAIF Trust that offers such class. However, the NAIF Trust is expected to be terminated if the Mergers, along with certain other proposed reorganizations and liquidations of NAIF Trust series, are completed.

For more information about purchasing, redeeming and exchanging shares of the Acquiring Fund, please see “How to Buy and Sell Shares” in Appendix D.

11. Will I be able to redeem shares of the NAIF Fund prior to Closing Date of the proposed Merger?

Yes. Shareholders of the NAIF Fund may redeem their shares at any time prior to the consummation of the Merger. If the Merger takes place, shareholders will still be free at any time to redeem their shares of the Acquiring Fund, for cash at net asset value at the time of such redemption, or to exchange their shares of the Acquiring Fund for a corresponding class of shares of other funds offered by the Allianz Trust, Allianz Funds or PIMCO Funds at net asset value at the time of such exchange.

12. How will I be notified of the outcome of the vote?

If the proposed Merger of the NAIF Fund is approved by shareholders, you will receive confirmation after the Merger is completed indicating the number of Institutional Class shares of the Acquiring Fund you are receiving.

13. Will the number of shares I own change?

The number of shares you own may change, but the total net asset value of the shares of the Acquiring Fund you receive will equal the total net asset value of the shares of the NAIF Fund that you hold at the time of the Merger. Even though the net asset value per share of the Funds may be different, the total net asset value of your holdings (as determined at the time of the Merger) will not change as a result of the Merger.

14. What shareholder vote is required to approve the proposed Merger?

Approval of the Merger requires the approval of the holders of a “majority of the outstanding voting securities” of the NAIF Fund as defined under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the NAIF Fund present at the Meeting if more than 50% of the outstanding voting securities of the NAIF Fund are represented at the Meeting in person or by proxy or (2) more than 50% of the outstanding voting securities of the NAIF Fund.

In the event that the proposed Merger does not receive the required shareholder approval, the Trustees may consider such alternatives as they believe may be in the best interests of the NAIF Fund’s shareholders.

B. PRINCIPAL RISK FACTORS

What are the principal risks of the Acquiring Fund, and how do they compare with those of the NAIF Fund?

Because the NAIF Fund and the Acquiring Fund have substantially similar investment strategies, the principal risks of an investment in the Acquiring Fund are generally similar to the principal risks of an investment in the NAIF Fund. One key difference, however, is that the NAIF Fund may engage in securities lending activities while the Acquiring Fund currently does not, and therefore is not subject to the risks implicated by such activities.

Summary descriptions of the principal risks associated with the Acquiring Fund’s principal investment strategies are set forth below (in alphabetical order after the first five risks). Additional information regarding the risks associated with an investment in the Acquiring Fund, as well as the securities and investment techniques appearing below in bold type, is located under “Characteristics and Risks of Securities and Investment Techniques” in Appendix D. There is no guarantee that the Acquiring Fund will achieve its investment objective. It is possible to lose money on an investment in the Acquiring Fund. An investment in the Acquiring Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allianz NACM International Growth Fund

Market Risk.    The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. A principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets, periods of relative illiquidity, volatility or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sectors, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk.    Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent the Fund invests in equity-related instruments it will also be subject to this risk.

The Fund may invest in equity securities of companies that its portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that its portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Emerging Markets Risk.    To the extent the Fund invests in non-U.S. securities, it may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk if it invests in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Credit Risk.    The Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security (including a security purchased with securities lending cash collateral if the Fund engages in securities lending), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk.    To the extent the Fund invests directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk.    Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in Appendix D and described in more detail under “Investment Objectives and Policies” in the Allianz SAI. The Fund may (but is not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. The Fund could lose more than the principal amount invested in a derivative instrument and may be subject to the potential for unlimited loss. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Focused Investment Risk.    Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. A fund that is “non-diversified” because it may invest a significant portion of its assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on its net asset value. Some of those issuers also may present substantial credit or other risks. Diversified funds, such as the Fund, that invest in a relatively small number of issuers are subject to similar risks. In addition, the Fund may be subject to increased risk to the extent it focuses investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, to the extent the Fund focuses investments in a certain type of issuer it is particularly vulnerable to events affecting such type of issuer. Also, the Fund may have greater risk to the extent it invests a substantial portion of its assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

IPO Risk.    Securities purchased in initial public offerings (IPOs) are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Leveraging Risk.    Leverage, including borrowing, will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of derivatives, short sales, reverse repurchase agreements, and when-issued, delayed-delivery or forward commitment transactions. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk.    The Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.    The Fund is subject to management risk because it is an actively managed investment portfolio. Allianz Global Fund Management, NACM and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Smaller Company Risk.    The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Turnover Risk.    A change in the securities held by the Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

C. INFORMATION ABOUT THE PROPOSED MERGER

1. Summary of the Terms of the Merger of the NAIF Fund into the Acquiring Fund

The shareholders of the NAIF Fund are being asked to approve a proposed Merger of the NAIF Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Agreement”). The following is a brief summary of the principal terms of the Agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreement, you should read Appendix A.

The Agreement provides, among other things, for the transfer of all the assets of the NAIF Fund to the Acquiring Fund in exchange for (i) the assumption by the Acquiring Fund of all the liabilities of the NAIF Fund and (ii) the issuance to the NAIF Fund of Institutional Class shares of the Acquiring Fund (as defined previously, the “Merger Shares”) with an aggregate net asset value equal to the aggregate net asset value of the Class I or Class II shares of the NAIF Fund then outstanding, all as of the Valuation Time (defined in the Agreement to be as of 4:00 p.m., Eastern time, on March 26, 2010, or such other date as may be mutually agreed upon by the NAIF Trust and the Allianz Trust (the “Valuation Date”)). After receipt of the Merger Shares, the NAIF Fund will cause the Merger Shares to be distributed to its shareholders, in complete liquidation of the NAIF Fund. Each Class I and Class II shareholder of the NAIF Fund will receive a number of full and fractional Merger Shares with an aggregate net asset value equal to the aggregate net asset value of the NAIF Fund shares owned by the shareholder immediately prior to the Merger. The distribution of the Merger Shares will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the NAIF Fund’s shareholders, with each account representing the respective number of full and fractional Merger Shares issued to such shareholder. The Allianz Trust does not expect to issue share certificates with respect to the Acquiring Fund.

The Trustees of the NAIF Trust have voted unanimously to approve the proposed Merger. The Trustees recommend that shareholders of the NAIF Fund also approve the proposed Merger. The actions contemplated by the Agreement and the related matters described therein with respect to the Merger will be consummated only if approved by the affirmative vote of the majority of the outstanding voting securities of the NAIF Fund.

Due to the significant similarities between the portfolios of the NAIF Fund and the Acquiring Fund, Allianz Global Fund Management does not expect that the Funds will make any significant dispositions of securities in connection with the proposed Merger.

In the event that the proposed Merger does not receive the required shareholder approval, the Trustees may consider such alternatives as they believe may be in the best interests of the NAIF Fund’s shareholders.

2. Description of Merger Shares.

Merger Shares of the Acquiring Fund will be issued to shareholders of the NAIF Fund in accordance with the Agreement. The Merger Shares are Institutional Class shares of the Acquiring Fund. The following summarizes key information about Institutional Class shares to help you make your investment decision.

•	You do not pay an initial sales charge when you buy Institutional Class shares. The full amount of your purchase payment is invested initially.

•	Institutional Class shares are not subject to a contingent deferred sales charge.

•	Institutional Class shares are not subject to 12b-1 distribution and/or service fees.

•	Shares of the Acquiring Fund are not subject to a redemption fee.

3. Trustees’ Considerations Relating to the Proposed Merger.

The Board of Trustees of the NAIF Trust, including a majority of the Independent Trustees, approved the Merger at a meeting held on November 13, 2009. The Independent Trustees of the NAIF Trust were represented by counsel independent of NACM and Allianz Global Fund Management throughout their deliberations.

In approving the Merger, the Trustees of the NAIF Trust determined that the NAIF Fund’s participation in the Merger would be in the best interests of the NAIF Fund, and that the interests of the NAIF Fund’s shareholders would not be diluted as a result of the Merger. The principal factors considered by the Trustees in recommending that shareholders approve the Merger were as follows:

•

The Trustees considered that the NAIF Fund has encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, its ongoing viability is uncertain. The Trustees further considered that the Acquiring Fund distributes shares through certain channels (including retail channels) in which the NAIF Fund does not have a presence, and that this larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

•

The Trustees considered the financial resources and stability of Allianz Global Fund Management, and the distribution capacities and resources of Allianz Global Investors Distributors LLC, the Acquiring Funds’ principal underwriter.

•

The Trustees considered that the Merger would give shareholders broader exchange privileges among funds because shareholders of the Acquiring Fund may exchange into other series of the Allianz Trust, Allianz Funds (an affiliated trust consisting of equity funds) and PIMCO Funds (an affiliated trust consisting primarily of fixed income funds).

•

The Trustees considered that the investment objective, policies and strategies of the NAIF Fund are substantially similar to those of the Acquiring Fund and that the portfolio of the Acquiring Fund would be managed by the same NACM personnel and in accordance with substantially similar investment strategies and techniques utilized in the management of the NAIF Fund’s portfolio prior to the Merger. For these reasons, the Trustees believe an investment in the Acquiring Fund would provide shareholders with an investment opportunity substantially similar to that currently offered by the NAIF Fund.

•

The Trustees considered that the NAIF Fund’s fee structure differs from that of the Acquiring Fund. The Trustees noted that the NAIF Fund pays an advisory fee and also has a “unitary” administrative fee structure by which NACM, in its capacity as administrator, provides or procures administrative services for the NAIF Fund, and also bears the costs of most third-party administrative services required by the NAIF Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, in return for a fixed annual administrative fee. The Trustees considered that in contrast, the Acquiring Fund pays a single management fee to Allianz Global Fund Management and receives both investment advisory services and certain of the administrative services it requires under its investment management agreement but that it directly bears the costs of most third-party administrative services, which costs can be expected to vary over time. The Trustees understood that, in the absence of expense limitations, the Acquiring Fund’s fee structure would not provide a precise or predictable expense level, and that investors in the Acquiring Fund would not be as insulated from price increases in third-party services or from expense increases arising from a decline in net assets as would be the case under the NAIF Fund’s fee structure.

•

The Trustees considered that the expenses of the Merger Shares issued by the Acquiring Fund (excluding trustees’ fees, interest, taxes, and extraordinary expenses) will be equal to or lower than the total of advisory and administrative fees paid by the NAIF Fund. The Trustees noted that this was due to an expense limitation agreed to by Allianz Global Fund Management, after the expiration of which on March 31, 2011, the expense ratio of the Merger Shares would be higher than the NAIF Fund shares and in the case of Class II shares of the NAIF Fund, the expense ratio of the Merger Shares would be higher even after application of the expense limitation. The Trustees also noted that the NAIF Fund has “fee offset” arrangements in place that reduce the Fund’s operating expenses but, with respect to offsets arising from securities lending and interest on overnight cash balances, also cause the NAIF Fund to receive less income. The Trustees also noted that the Acquiring Fund will not have any such fee offset arrangements, and therefore the net annual operating expenses for Merger Shares (taking into effect such fee offset arrangements) issued by the Acquiring Fund will in some cases be higher than those of the NAIF Fund shares exchanged in the Merger.

•

The Trustees considered that: (i) shareholders of the NAIF Fund will bear none of the expenses associated with the Merger (other than any brokerage costs, commissions, transfer taxes and similar expenses, and registration fees); and (ii) the Merger will permit NAIF Fund shareholders to keep their investment in an open-end mutual fund without recognition of gain or loss for federal income tax purposes.

•

The Trustees considered that the Merger is proposed in connection with the merger or liquidation of all series of the NAIF Trust and the subsequent deregistration of the NAIF Trust as an investment company.

At a meeting held on December 14, 2009, the Board of Trustees of the Allianz Trust also approved each Merger. However, no approval by Acquiring Fund shareholders is required to consummate the Merger.

4. Expenses of the Merger

Allianz Global Fund Management and/or its affiliates, and not the NAIF Fund and its shareholders nor the Acquiring Fund and its shareholders, will bear the proxy preparation and solicitation costs of the Merger and the other expenses of the Merger, except that the NAIF Fund and the Acquiring Fund shall bear its respective registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by them in connection with the Merger, including any costs and expenses incurred in connection with any liquidation of assets contemplated by the Merger (which are expected to be minimal).

5. U.S. Federal Income Tax Consequences

As a condition to the NAIF Fund’s obligation to consummate the Merger, the NAIF Fund will receive an opinion from Ropes & Gray LLP, counsel to the Allianz Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

(i) the acquisition by the Acquiring Fund of the NAIF Fund’s assets solely in exchange for Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the NAIF Fund’s liabilities followed by the distribution by the NAIF Fund to its shareholders of shares of the Acquiring Fund in complete liquidation of the NAIF Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Funds will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, pursuant to the Agreement;

(iii) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the NAIF Fund will be the same as the NAIF Fund’s tax basis in such assets immediately prior to such exchange;

(iv) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in the assets it receives from the NAIF Fund will include the NAIF Fund’s holding periods in such assets;

(v) under Section 361 of the Code, no gain or loss will be recognized by the NAIF Fund upon the transfer of its assets to the Acquiring Fund in exchange for Merger Shares and the assumption by the Acquiring Fund of the NAIF Fund’s liabilities, or upon the distribution of the Merger Shares by the NAIF Fund to its shareholders in liquidation;

(vi) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the NAIF Fund upon the exchange of their shares of the NAIF Fund for Merger Shares;

(vii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that a shareholder of the NAIF Fund receives in exchange for his or her NAIF Fund shares will be the same as the aggregate tax basis of the NAIF Fund shares exchanged therefor;

(viii) under Section 1223(1) of the Code, a NAIF Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the shareholder’s holding period for the NAIF Fund shares exchanged therefor, provided that the shareholder held such NAIF Fund shares as capital assets; and

(ix) the Acquiring Fund will succeed to and take into account the items of the NAIF Fund described in Section 381(c) of the Code, subject, if applicable, to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or (ii) upon the termination or transfer thereof without reference to whether such termination or transfer would otherwise be a taxable transaction.

The opinion will be based on certain factual certifications made by officers of the NAIF Trust and the Allianz Trust and will also be based on customary assumptions and may also be subject to certain qualifications. The opinion will state that there is no guarantee that the tax consequences of the Merger will be as described above.

The Allianz Trust will file the tax opinion with the SEC shortly after the completion of the proposed Merger. This summary of the U.S. federal income tax consequences of the proposed Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed Merger, including the applicability and effect of state, local or non-U.S. tax laws.

6. Differences between the rights of Acquiring Fund shareholders and NAIF Fund shareholders.

Certain differences between the NAIF Trust’s Amended and Restated Declaration of Trust, as amended (the “NAIF Declaration”) and the NAIF Trust’s Amended Bylaws (the “NAIF Bylaws”), on the one hand, and the Allianz Trust’s Amended and Restated Agreement and Declaration of Trust (the “Allianz Declaration”) and the Allianz Trust’s Amended and Restated Bylaws (the “Allianz Trust Bylaws”), on the other, as relating to shareholder voting rights, are summarized below:

Shareholder Voting Requirements—Generally.    Under the Delaware Statutory Trust Act (the “Delaware Act”) and the NAIF Declaration and NAIF Bylaws, shareholder voting rights with respect to the NAIF Trust are limited to only (i) the election of Trustees, (ii) the approval of investment advisory contracts, (iii) the termination of the NAIF Trust, (iv) the approval of any merger, consolidation or sale of assets of the NAIF Trust, or of any series or class thereof, (v) certain matters surrounding the incorporation of the NAIF Trust and (vi) such additional matters relating to the NAIF Trust as may be required by the 1940 Act, the Delaware Act or any other applicable law, and as and when the Trustees may consider necessary or desirable. The Allianz Declaration states that shareholders shall have power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the Allianz Bylaws. The Allianz Bylaws in turn provide details regarding the matters on which shareholders are entitled to vote, the size of the vote required for approval of each matter and the circumstances in which shareholders may call and hold meetings. Under the Allianz Bylaws, shareholders have the right to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees have been elected by the shareholders, (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act, (iii) with respect to the termination of the Allianz Trust or any series or class of shares (unless termination is effected by written notice from the Trustees), (iv) with respect to amendments to the Allianz Declaration which may adversely affect the rights of shareholders, (v) to the same extent as the shareholders of a Massachusetts business corporation, with respect to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Allianz Trust or its shareholders and (vi) with respect to such additional matters relating to the Allianz Trust as may be required by law, the Allianz Declaration, the Allianz Bylaws or any registration of the Allianz Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Both the NAIF Bylaws and the Allianz Bylaws may be amended by the Trustees without shareholder consent.

The NAIF Declaration provides that the shareholders of all series and all classes shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more series or classes thereof is required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of the shareholders of all series and all classes thereof voting together; and (ii) as to any matter which affects only the interests of one or more particular series or classes thereof, only the shareholders of the one or more affected series or class shall be entitled to vote, and each such series or class shall vote as a separate class. Under the NAIF Declaration, shareholders of one-third of the shares of the NAIF Trust (or class or series thereof) constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law. If a quorum is present at a meeting, an affirmative vote by the shareholders holding more than 50% of the shares of the NAIF Trust (or class or series thereof) constitutes the action of the shareholders, unless otherwise required by the 1940 Act or other applicable law. The NAIF Declaration provides that no amendment may be made thereto which would change any rights with respect to any shareholder’s interest in the NAIF Trust by reducing the amount payable thereon upon liquidation, by repealing the limitations on personal liability of any shareholder or trustee, or by diminishing or eliminating any voting rights pertaining thereto, except pursuant to a written certification signed by a majority of the Trustees when authorized to do so by the vote of shareholders holding a majority of the shares (as defined in the 1940 Act) of the NAIF Trust.

Under the Allianz Bylaws, on any matter submitted to a vote of shareholders, all shares entitled to vote are voted by individual series, except when required by law, shares will be voted in the aggregate and not by individual series, or when the Trustees determine that only one or more particular series is affected by a matter under consideration, in which case only affected series vote. The Allianz Bylaws provide that (i) shareholder action, including the election of Trustees, is generally taken by a plurality of votes cast, and (ii) a quorum consists of 30% of the shares entitled to vote. The Allianz Trust Declaration provides that any amendment thereto that adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees of the Allianz Trust when authorized to do so by the vote of a majority of the shares entitled to vote. However, the Allianz Declaration also provides that if fewer than all shareholders are affected by an amendment, only the vote of the shareholders of those series or classes affected by the amendment shall be required to vote on the amendment. Both the Allianz Bylaws and the NAIF Declaration allow for action by written consent of shareholders.

Shareholder Voting Requirements—Extraordinary Actions.    Under the Delaware Act, unless otherwise provided for in the governing instrument, a Delaware statutory trust cannot terminate, amend its charter, merge or consolidate unless approved by the affirmative vote of the trustees and beneficial owners of the statutory trust. The NAIF Declaration requires the approval of a majority of the Trustees and either (i) an affirmative vote by the shareholders holding (a) more than 67% of the shares of the NAIF Trust (or class or series thereof) present or represented at a shareholders’ meeting, provided that shareholders holding more than 50% of the shares of the NAIF Trust are present or represented by proxy at that meeting, or (b) more than 50% of the shares of the NAIF Trust (or class or series thereof), or (ii) in writing without a meeting, consented to by the shareholders of not less than 50% of the shares of the NAIF Trust (or class or series thereof) in order to effect a merger or consolidation or sale of all or substantially all of the assets of the NAIF Trust, or any series or class thereof, as the case may be. The NAIF Declaration provides that the NAIF Trust may be terminated (i) by the affirmative vote of shareholders holding two-thirds of the shares in the Nicholas-Applegate Trust, (ii) by a written certification signed by the majority of the Trustees and consented to by shareholders holding two-thirds of the shares in the NAIF Trust or (iii) by the Trustees upon written notice to the shareholders. The NAIF Declaration provides that it may be amended, except as discussed above under “Shareholder Voting Requirements—Generally,” by the written consent or vote of a majority of the Trustees.

Neither the Allianz Declaration nor the Allianz Bylaws require any shareholder vote to approve extraordinary actions of the Allianz Trust. However, under the Allianz Bylaws, shareholders would be entitled to vote on such matters if the Allianz Trust’s Trustees deem a shareholder vote to be necessary or desirable. There can be no assurance that the Allianz Trust’s Trustees would reach a conclusion that it would be necessary or desirable for shareholders to approve or disapprove a merger where a series of the Allianz Trust was not the survivor in the future or that they would do so in all cases.

It is not expected that any of the Trustees of the NAIF Trust, who currently serve as the Trustees of the NAIF Fund, will serve on the Board of Trustees of the Allianz Trust. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the applicable assets subsequent to the Merger.

For a discussion of the principal differences between the between the legal structures of the NAIF Trust and the Allianz Trust, please see Appendix F (“Comparison of Legal Structures and Organizational Documents”).

7. Existing and Pro Forma Capitalization.

The following tables show on an unaudited basis the capitalization of the NAIF Fund and Acquiring Fund as of May 31, 2009, and for the Acquiring Fund on a pro forma combined basis, giving effect to the proposed Merger as of that date:

	Nicholas-Applegate International Growth Fund	Allianz NACM International Growth Fund	Pro forma adjustment	Allianz NACM International Growth Fund Pro forma combined[1]
Net assets
Class I	$20,769,875	N/A	$(20,769,875)	N/A
Class II	$8,281,192	N/A	$(8,281,192)	N/A
Institutional Class	N/A	$6,664,005	$29,051,067	$35,715,072

Net asset value per share
Class I	$6.53	N/A		N/A
Class II	$6.53	N/A		N/A
Institutional Class	N/A	$3.96		$3.96

Shares outstanding
Class I	3,179,269	N/A	(3,179,269)[2]	N/A
Class II	1,268,494	N/A	(1,268,494)[2]	N/A
Institutional Class	N/A	1,684,195	7,336,128 [2]	9,020,323

1	The pro forma information assumes the Merger was consummated on May 31, 2009, and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the NAIF Fund on the actual date of the Merger, and the foregoing should not be relied upon to predict the number of shares of the Acquiring Fund that actually will be received on or after such date.
2	Because the Net Asset Value per Share for each class of NAIF Fund shares is different from that of Institutional Class shares of the Acquiring Fund, the net assets attributable to the NAIF Fund correspond to a different number of shares of the Acquiring Fund than of the NAIF Fund.

D. INFORMATION ABOUT THE NAIF FUND AND THE ACQUIRING FUND

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase the NAIF Fund or the Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Financial Highlights

Financial Highlights for the NAIF Fund and the Acquiring Fund are included in Appendix E.

Other Information

Additional information applicable to the NAIF Fund is incorporated by reference from the NAIF Fund Prospectus (File No. 333-71469). Additional information applicable to each NAIF Fund can also be found in the statement of additional information relating to the NAIF Fund, dated August 1, 2009.

Additional information applicable to the Acquiring Fund is included in Appendix B (“Investment Objective, Principal Investment Strategies, and Principal Investments of the Acquiring Fund and Related Principal Risks”), Appendix C (“Comparison of Fundamental Investment Restrictions”), Appendix D (“Additional Information About the Funds”) and Appendix F (“Comparison of Legal Structure and Organizational Documents”). Additional information applicable to the Acquiring Fund can also be found in the Merger SAI, dated February 16, 2010.

E. VOTING INFORMATION

Required Vote for the Proposal

Approval of the Merger requires the approval of the holders of a majority of the outstanding voting securities of the NAIF Fund in accordance with the requirements under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the NAIF Fund present at the Meeting if more than 50% of the outstanding voting securities of the NAIF Fund are represented at the Meeting in person or by proxy or (2) more than 50% of the outstanding voting securities of the NAIF Fund. No vote of shareholders of the Acquiring Fund is needed to approve the Merger.

Record Date; Quorum, Adjournments and Methods of Tabulation

Shareholders of the NAIF Fund as of January 15, 2010, the Record Date, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. The holders of one-third of the shares of the NAIF Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the NAIF Fund at the Meeting. However, pursuant to the approval requirements specified in the 1940 Act and set forth above under “Required Vote for the Proposal,” in order for the Merger to be approved, more than 50% of the NAIF Fund’s shares must be present at the meeting or represented by proxy.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation that is received by the Secretary of the NAIF Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the NAIF Trust as tellers for the Meeting. Tellers will count the total number of votes cast “for” approval of the Merger proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Because these shares will be counted as present, but not as voting in favor of the proposal, these shares will have the same effect as if they cast votes against the proposal.

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the NAIF Trust, and officers and employees of NACM, its affiliates and other representatives and agents of the NAIF Trust and representatives of broker-dealers and other financial intermediaries. The NAIF Trust does not expect to retain a third-party solicitor in connection with seeking shareholder approval for the Merger. Instead NACM intends to solicit shareholder approval in its capacity as administrator to the NAIF Fund Any costs of the Meeting will be borne by Allianz Global Fund Management, NACM or their affiliates and not by the NAIF Fund or the Acquiring Fund.

Adjournments.    In the event that a quorum is not present for purposes of acting on the proposal, or if sufficient votes in favor of the proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal and will not vote any proxies that direct them to abstain from voting on the proposal.

The costs of any additional solicitation and of any adjourned session will be borne by Allianz Global Fund Management or its affiliates. A proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Electronic Voting.    In addition to voting by mail, Fund shareholders may also give their voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting.    Fund shareholders may give voting instructions over the telephone by calling 1-800-551-8043. A representative of NACM will answer shareholder calls. When receiving shareholder instructions by telephone, the representative will ask the shareholder for certain identifying information. If the information provided matches the information provided to NACM by the NAIF Trust, then the representative will explain the proxy process. A solicitor is not permitted to recommend to shareholders how to vote, other than to read any recommendation included in the proxy statement. The solicitor will record shareholder instructions and transmit them to the official tabulator.

As the Meeting date approaches, shareholders may receive a call from a representative of NACM if the NAIF Trust has not yet received their vote. The representative may ask shareholders for authority, by telephone or by electronically transmitted instructions, to permit the solicitor to sign a proxy on their behalf. The solicitor will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the NAIF Trust believe those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Voting by Mail or Facsimile.    If shareholders wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, shareholders can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or they can attend the Meeting in person.

The table below shows the number of issued and outstanding voting shares of the NAIF Fund as of January 15, 2010.

Fund and Class of Fund Shares	Number of Shares Outstanding and Entitled to Vote
Nicholas-Applegate International Growth Fund
Class I	2,673,689.017
Class II	1,459,538.286

As of January 15, 2010, to the best knowledge of the NAIF Fund and the Acquiring Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the NAIF Fund or the Acquiring Fund:

Shareholder Name and Address	Class of Shares Owned	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Acquiring Fund Owned Upon Consummation of the Merger
Nicholas-Applegate International Growth Fund
*CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	I	1,612,881.548	60.11%	44.77%

STATE STREET BANK & TRUST FBO BINGHAM MCCUTCHEN LLP PARTNER RE 200 NEWPORT AVE N QUINCY, MA 02171	I	453,675.644	16.91%	9.82%

MAC & CO MUTUAL FUND OPERATIONS 525 WILLIAM PENN PL PITTSBURGH, PA 15219-1707	I	242,263.567	9.03%	5.25%

Shareholder Name and Address	Class of Shares Owned	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Acquiring Fund Owned Upon Consummation of the Merger
AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	I	193,210.891	7.20%	4.18%

*WELLS FARGO BANK NA FBO SCHOOL SISTERS OF NOTRE DAME PO BOX 1533 MINNEAPOLIS, MN 55485-0001	II	907,136.073	62.15%	19.62%

*M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER, WA 98668	II	537,603.739	36.83%	11.63%

Allianz NACM International Growth Fund

*CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	Institutional	764,655.061	95.53%	44.77%

*	Owned more than 25% of outstanding shares, and therefore may be presumed to exercise “control,” as that term is defined in the 1940 Act.

As of January 15, 2010, the officers and Trustees of the NAIF Trust as a group and of the Allianz Trust as a group owned less than 1% of the outstanding shares of the NAIF Fund and the Acquiring Fund, respectively, both beneficially and of record.

The votes of the shareholders of the Acquiring Fund are not being solicited because their approval or consent is not necessary for this transaction.

Shareholder Proposals at Future Meetings

The NAIF Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the NAIF Trust must be received by the NAIF Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals, along with any accompanying supporting statement, which together cannot exceed 500 words, should be submitted to Nicholas-Applegate Institutional Funds, 600 West Broadway, 29th Floor, San Diego, California 92101.

Other Matters

The NAIF Fund is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [—], 2009, by and between Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the “Acquired Fund Trust”) established under the Amended and Restated Agreement and Declaration of Trust dated April 22, 1999, as amended (the “Acquired Fund Trust Declaration of Trust”), on behalf of its series the Nicholas-Applegate International Growth Fund (the “Acquired Fund”), and Allianz Funds Multi-Strategy Trust, a Massachusetts business trust (the “Acquiring Fund Trust” and, together with the Acquired Fund Trust, the “Trusts”) established under the Amended and Restated Agreement and Declaration of Trust dated March 28, 2008 (the “Acquiring Fund Trust Declaration of Trust”), on behalf of its Allianz NACM International Growth Fund (the “Acquiring Fund”).

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class I shares and Class II shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to such Class I shares and Class II shares of the Acquired Fund on such date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class I and Class II shareholders of record as of the Exchange Date, the full and fractional Merger Shares; each shareholder being entitled to receive that proportion of such Merger Shares which the aggregate net asset value of Class I and/or Class II shares of beneficial interest of the Acquired Fund held by such shareholder bears to the aggregate net asset value of all Class I and Class II shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund and all Acquired Fund shares held in Treasury will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Acquired Fund shall be dissolved pursuant to the provisions of the Acquired Fund Trust Declaration of Trust, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

AGREEMENT

The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund.    The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund Trust, on behalf of the Acquired Fund, that:

a. The Acquiring Fund is a duly established and designated series of shares of the Acquiring Fund Trust, an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust or the Acquiring Fund. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b. The Acquiring Fund Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended November 30, 2009, audited by PricewaterhouseCoopers LLP will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Acquiring Fund, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Acquiring Fund Prospectus”), previously furnished to the Acquired Fund, did not as of its date and does not contain as of the date hereof, with respect to the Acquiring Fund Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust (with respect to the Acquiring Fund), which assert liability on the part of the Acquiring Fund Trust (with respect to the Acquiring Fund). The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of November 30, 2009, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to November 30, 2009, whether or not incurred in the ordinary course of business.

g. As of the Exchange Date, the Acquiring Fund (i) will have timely filed all federal and other tax returns and reports which are required to have been filed by the Acquiring Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received; (ii) will have adequately provided for all tax liabilities on its books and will not have had any tax deficiency or liability asserted against it or question with respect thereto raised; and (iii) will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement (as defined in Section 1(o), the Acquired Fund Proxy Statement (as defined in Section (1)(o)), the Acquiring Fund Prospectus or the registration statement on Form N-1A of the Acquiring Fund Trust.

j. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

k. The Acquiring Fund has met in respect of each taxable year since the commencement of operations, and will meet at all times and through the Exchange Date, the requirements for qualification and treatment as a “regulated investment company” under Sections 851 and 852 of the Code.

l. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

m. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and, except as set forth in the Registration Statement, non-assessable by the Acquiring Fund Trust or the Acquiring Fund, and no shareholder of the Acquiring Fund Trust or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

n. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, non-assessable by the Acquiring Fund Trust or the Acquiring Fund. Neither the Acquiring Fund Trust nor the Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares, except for any conversion rights set forth in the Acquiring Fund Trust’s currently effective Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The registration statement filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder (the “Registration Statement”), and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund Trust, and together with the documents incorporated therein by reference, the “Acquired Fund Proxy Statement”), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund Trust, and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund Trust and the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The Acquiring Fund Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2. Representations, Warranties and Agreements of the Acquired Fund.    The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund Trust, on behalf of the Acquiring Fund, that:

a. The Acquired Fund is a duly established and designated series of shares of the Acquired Fund Trust, a Delaware statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out this Agreement. The Acquired Fund Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust or the Acquired Fund. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b. The Acquired Fund Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the year ended March 31, 2009 audited by PricewaterhouseCoopers LLP, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the semi-annual period ended September 30, 2009, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Acquired Fund each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Acquired Fund Prospectus”) previously furnished to the Acquiring Fund did not contain as of its date and does not contain as of the date hereof, with respect to the Acquired Fund Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 2 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund, which assert liability on the part of the Acquired Fund Trust or the Acquired Fund. The Acquired Fund Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Registration Statement, the Acquired Fund Proxy Statement, the Acquired Fund Prospectus or the registration statement on Form N-1A of the Acquired Fund Trust.

g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund’s statement of assets and liabilities as of September 30, 2009, referred to in Section 2(c) hereof, and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2009, whether or not incurred in the ordinary course of business.

h. As of the Exchange Date, the Acquired Fund (i) will have timely filed all federal and other tax returns and reports which are required to have been filed by the Acquired Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received; (ii) will have adequately provided for all tax liabilities on its books and will not have had any tax deficiency or liability asserted against it or question with respect thereto raised; and (iii) will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i. At the Exchange Date, the Acquired Fund Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this

Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of September 30, 2009, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l. The Acquired Fund has met in respect of each taxable year since the commencement of operations, and will meet at all times and through the Exchange Date, the requirements for qualification and treatment as a “regulated investment company” under Sections 851 and 852 of the Code.

m. To the best of its knowledge, (i) all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws and (ii) as of the date hereof and on the Exchange Date, the only classes of shares of the Acquired Fund issued and outstanding will be Class I and Class II shares.

n. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Acquired Fund Prospectus, non-assessable by the Acquired Fund Trust or the Acquired Fund. Neither the Acquired Fund Trust nor the Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares, except for any conversion rights set forth in the Acquired Fund Trust’s currently effective Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Acquired Fund Proxy Statement was distributed to the shareholders of the Acquired Fund, and at the time of the shareholders’ meeting referred to in Section 7, the Registration Statement and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The information provided by the Acquired Fund for use in the Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q. The Acquired Fund Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

r. The Acquired Fund Trust shall fully cooperate with the Acquiring Fund Trust in connection with the preparation and filing of tax returns of the Acquired Fund or the Acquiring Fund for (i) tax periods ending prior to the Exchange Date for which the return is not yet due as of the Exchange Date, and (ii) tax periods including the Exchange Date. The Acquired Fund Trust shall provide such cooperation, which shall include providing reasonable access to its records, at the request of the Acquiring Fund Trust and without any additional consideration therefor, until such returns have been filed and accepted.

3. Merger.

a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gains as described in Section 8(i) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Class I and Class II shares of the Acquired Fund.

b. The Acquired Fund Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4. Exchange Date; Valuation Time.

a. Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued, shall occur at the offices of Ropes & Gray LLP, One International Place, Boston, MA 02110, as of 9:00 a.m. Eastern time on [            ], 2010 or at such other location, time and date agreed to by the Acquiring Fund Trust and the Acquired Fund Trust, the date and time upon which such transactions are to take place being referred to herein as the “Exchange Date.”

b. The Valuation Time shall be 4:00 p.m. Eastern time on [            ], 2010 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

c. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund Trust and the Acquired Fund Trust; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5. Issuance of Merger Shares; Assumption of Liabilities.    Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class I shares and Class II shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class I shares and Class II shares of the Acquired Fund on such date, determined as hereinafter provided in this Section 5.

a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the Assets attributable to the Class I shares and Class II shares of the Acquired Fund and the value of the liabilities attributable to the Class I shares and Class II shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities attributable to the Class I shares and Class II shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

e. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

f. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Merger Shares have been credited to open accounts in the names of Acquired Fund shareholders as provided in this Section 5.

g. Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6. Expenses, Fees, etc.

a. Except as otherwise provided in this Section 6, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Acquired Fund; provided, however, that each of the Acquiring Fund and Acquired Fund shall bear any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then Allianz Global Fund Management agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

c. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7. Meeting of Shareholders; Dissolution.

a. The Acquired Fund Trust, on behalf of the Acquired Fund, has called a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b. The Acquiring Fund has, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement which was satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission.

c. The Acquired Fund Trust agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Acquired Fund Trust Declaration of Trust, in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations.    The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Acquired Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since September 30, 2009, other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to net redemptions, dividends paid or losses from operations.

b. The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Acquired Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and each of the Acquired Fund Trust and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. As of the Exchange Date, other than as disclosed on Schedule 2 to this Agreement, there shall not be any material litigation pending that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d. The Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Acquired Fund Trust, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquired Fund Trust is a Delaware statutory trust duly formed and is validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary action of the Acquired Fund Trust and has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Proxy Statement and the Acquired Fund Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund Trust, enforceable against the Acquired Fund in accordance with its terms; (iii) the Acquired Fund Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Fund Trust Declaration of Trust or Amended and Restated Bylaws (the “Acquired Fund Trust Bylaws”); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Acquired Fund Trust, including certificates with respect to investment restrictions contained in the Acquired Fund Trust Declaration of Trust, Acquired Fund Trust Bylaws or then-current prospectuses or statement of additional information.

e. The Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund Trust, dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, generally for U.S. federal income tax purposes except as noted below: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) under Section 362(b) of the Code, the tax basis in the hands of the Acquiring Fund of the Assets will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer; (iv) under Section 1223(2) of the Code, the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund; (v) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, or upon the distribution of the Merger Shares by the Acquired Fund to its shareholders in liquidation; (vi) under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Merger Shares; (vii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that an Acquired Fund shareholder receives in exchange for Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; (viii) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the shareholder’s holding period for the Acquired Fund shares exchanged for those Merger Shares, provided that the shareholder held the Acquired Fund shares as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder (the “Tax Opinion”). The Tax Opinion will not express any view with respect to the effect of the acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) upon the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may be based upon certain factual representations made by the officers of the Acquired Fund and the Acquiring Fund and customary assumptions and may be subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

f. As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund Trust Declaration of Trust or Amended and Restated Bylaws (the “Acquiring Fund Trust Bylaws”), or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Exchange Date.

g. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

h. All actions taken by the Acquired Fund Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

i. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund all of its investment company taxable income (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, in each case for both current (which will end on the Exchange Date) and immediately preceding taxable years.

j. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Acquired Fund Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request, and a copy of the tax books and records of Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed by the Acquiring Fund after the Exchange Date.

k. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

l. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

m. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

n. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

o. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund’s Obligations.    The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the Acquiring Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since December 31, 2009, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b. The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

c. The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Acquiring Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Acquiring Fund Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. As of the Exchange Date, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquiring Fund Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in the Acquiring Fund Trust Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund Trust and the Acquiring Fund and no shareholder of the Acquiring Fund Trust or the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Acquiring Fund Trust and has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the Registration Statement, the Acquired Fund Proxy Statement and the Acquiring Fund Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust Declaration of Trust or Acquiring Fund Trust Bylaws; (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Acquiring Fund Trust, including certificates with respect to investment restrictions contained in the Acquiring Fund Trust Declaration of Trust, Acquiring Fund Trust Bylaws or then-current prospectuses or statement of additional information.

f. The Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(e)), dated the Exchange Date, and reasonably satisfactory to the Acquired Fund. The Tax Opinion will not express any view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may state that it is based upon certain factual representations made by officers of the Acquired Fund and the Acquiring Fund and customary assumptions and is subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

g. The Registration Statement shall be effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Acquiring Fund Trust, threatened by the Commission.

h. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund, if any, shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Kirkpatrick & Lockhart Preston Gates Ellis LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquiring Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Kirkpatrick & Lockhart Preston Gates Ellis LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

i. All actions taken by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Kirkpatrick & Lockhart Preston Gates Ellis LLP.

j. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

k. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

l. Allianz Global Fund Management has agreed in writing to forfeit any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees and expenses.

m. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened by the Commission.

10. Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Acquiring Fund, the Acquiring Fund Trust and the trustees and officers of the Acquiring Fund Trust (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Acquired Fund Prospectus or the Acquired Fund Proxy Statement or any amendment, or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Fund Trust on behalf of the Acquired Fund. The Indemnified Parties will notify the Acquired Fund Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund, the Acquired Fund Trust and the trustees and officers of the Acquired Fund Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund Trust or the Acquiring Fund contained in this Agreement, the Registration Statement, the Acquiring Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Fund Trust on behalf of the Acquiring Fund. The Indemnified Parties will notify the Acquiring Fund Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc.    Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Acquired Fund Trust or the Acquiring Fund Trust who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.    The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees of each Trust on behalf of each Fund, terminate this Agreement prior to the Exchange Date. This Agreement may be terminated by resolution of the Board of Trustees of the Acquiring Fund Trust or the Board of Trustees of the Acquired Fund Trust at any time on or prior to the Exchange Date, if the other party shall have breached any material provision of this Agreement or any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by the Agreement. If the transactions contemplated by this Agreement have not been substantially completed by [September 30, 2010], this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material.    All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Further Covenants.    Each of the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, further agrees to the following:

a. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO ALLIANZ NACM INTERNATIONAL GROWTH FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED.”

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

b. Unless such delivery is otherwise waived by the Acquiring Fund, the Acquired Fund agrees to deliver to the Acquiring Fund, within a reasonable period of time following the Exchange Date, a letter from the Acquired Fund Trust’s independent registered public accounting firm in form and substance reasonably satisfactory to the Acquiring Fund, relating to such matters and the performance of such procedures, if any, as may be agreed upon by the officers of the Acquired Fund, the Acquiring Fund and such independent registered public accounting firm.

15. Sole Agreement; Governing Law.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Amendment.    This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17. Waiver.    At any time on or prior to the Exchange Date, each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18. Assignment.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by courier or certified mail addressed to the Acquired Fund Trust at 600 West Broadway, Suite 3200, San Diego, CA 92101 (fax: 619-687-8138) and to the Acquiring Fund Trust at 1345 Avenue of the Americas, New York, NY 10105 (fax: 212-739-4222).

20. Recourse.    All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of any of the Funds.

21. Headings.    The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Further Assurances.    Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

24. Declarations of Trust.    A copy of the Acquiring Fund Trust Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Acquiring Fund Trust on behalf of the Acquiring Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquiring Fund Trust individually but are binding only upon the assets and property of the Acquiring Fund.

Notice is hereby given that this instrument is executed on behalf of the trustees of the Acquired Fund Trust on behalf of the Acquired Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquired Fund Trust individually but are binding only upon the assets and property of the Acquired Fund.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

ALLIANZ FUNDS MULTI-STRATEGY TRUST,
on behalf of its Allianz NACM International Growth Fund

By:
Name: E. Blake Moore, Jr.
Title: President

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS,
ON BEHALF OF ITS NICHOLAS-APPLEGATE INTERNATIONAL GROWTH FUND

By:
Name: Deborah A. Wussow-Hammalian
Title: Treasurer

Agreed and accepted as to Section 6 only:
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name: Brian S. Shlissel
Title: Executive Vice President

SCHEDULE 1

This Schedule 1 is being furnished by Allianz NACM International Growth Fund, a series of Allianz Funds Multi-Strategy Trust (for purposes of this Schedule 1, the “Trust”), to Nicholas-Applegate International Growth Fund, a series of Nicholas-Applegate Institutional Funds, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of [—] (the “Agreement”). Unless the context otherwise requires, all capitalized terms used in this Schedule 1 shall have the same meanings assigned to them in this Agreement.

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in the Trust and advised by Allianz Global Fund Management. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the Funds of the Trust. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global Fund Management, AGID and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Trust fund redemptions or other adverse consequences to the funds of the Trust. However, Allianz Global Fund Management and AGID believe that these matters are not likely to have a material adverse effect on the funds of the Trust or on Allianz Global Fund Management’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the funds of the Trust.

The foregoing speaks only as of the date of this Agreement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the funds of the Trust or on the ability of Allianz Global Fund Management, any sub-adviser or AGID to perform their respective contracts with respect to the funds of the Trust.

SCHEDULE 2

This Schedule 2 is being furnished by Nicholas-Applegate International Growth Fund, a series of Nicholas-Applegate Institutional Funds (for purposes of this Schedule 2, the “Trust”), to Allianz NACM International Growth Fund, a series of Allianz Funds Multi-Strategy Trust, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of [—] (the “Agreement”). Unless the context otherwise requires, all capitalized terms used in this Schedule 2 shall have the same meanings assigned to them in this Agreement.

The Nicholas-Applegate Institutional Funds are not subject to any material pending litigation required to be disclosed on this Schedule 2.

The foregoing speaks only as of the date of this Agreement.

APPENDIX B

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENTS OF THE FUNDS AND RELATED PRINCIPAL RISKS

For information about the investment objective, principal investment strategies and principal investments of the NAIF Fund and related principal risks, please see the Fund Summary of the NAIF Fund and “Principal Strategies, Risks and Other Information” in the prospectus of the NAIF Funds dated August 1, 2009, as supplemented, which is incorporated by reference into this Prospectus/Proxy Statement (File No. 333-71469).

For purposes of the remainder of this Appendix B, references to the “Fund” mean the Acquiring Fund (as defined in the Prospectus/Proxy Statement).

Principal Investments and Strategies of the Fund

This section, together with the section entitled “B. Principal Risk Factors” in the Prospectus/Proxy Statement, provide more detailed information regarding the Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of the Fund and each other series of Allianz Funds Multi-Strategy Trust should be read independently of one another. How or whether the Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” in Appendix D for more information on applicable capitalization criteria and percentage investment limitations.

It is possible to lose money on an investment in the Fund. The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

Allianz NACM International Growth Fund

Investment Objective: Seeks long-term capital appreciation	Fund Focus: Equity securities of non-U.S. companies	Approximate Primary Capitalization Range: All capitalizations

Fund Category: International Growth Stocks	Approximate Number of Holdings: 50-100	Dividend Frequency: At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies located in countries outside of the United States with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside of the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its investments in developed non-U.S. countries, but reserves the flexibility to invest in emerging market securities as well. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs).

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The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks.    Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

— Market Risk — Issuer Risk — Equity Securities Risk — Non-U.S. Investment Risk — Emerging Markets Risk	— Credit Risk — Currency Risk — Derivatives Risk — Focused Investment Risk — IPO Risk	— Leveraging Risk — Liquidity Risk — Management Risk — Smaller Company Risk — Turnover Risk

Summary of Principal Risks

For a summary of the principal risks applicable to the Fund, please see the section titled “B. Principal Risk Factors” in the Prospectus/Proxy Statement.

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APPENDIX C

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

NAIF Fund	Acquiring Fund

1.      May not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this restriction and the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by the Fund in securities of the U.S. Government or any of its agencies or instrumentalities.

2.      May not purchase more than 10% of the outstanding voting securities, or of any class of securities, or any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

3.      May not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by the Fund in securities of the U.S. Government or its agencies and instrumentalities.

1.      May not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

4. May not purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interest in real estate.

2.      May not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein.

NAIF Fund	Acquiring Fund

5.      May not make commercial loans of money, except that the Fund may purchase debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

7. May not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

6.      May not borrow money on a secured or unsecured basis, provided that, pursuant to the 1940 Act, the Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings).

5. May borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

7.      May not pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Fund from engaging in options, futures and non-U.S. currency transactions.

8. May not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

3.      May not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

9. May not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

10.    May not purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

11.    May not invest in securities of other investment companies, except (a) that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

NAIF Fund	Acquiring Fund

12.    May not issue senior securities, except that the Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and non-U.S. currency transactions.

6. May not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

13.    May not enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that the Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

4.      May not purchase or sell commodities. This restriction shall not prohibit the Fund, subject to the restrictions described in the Acquiring Fund Prospectus and in the Allianz SAI, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities.

14.    May not purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by the Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets; (iii) not more than 25% of the Fund’s net assets would be hedged; and (iv) not more than 25% of the Fund’s net assets are used as cover for options written by the Fund.

APPENDIX D

ADDITIONAL INFORMATION ABOUT THE FUNDS

For additional information about the NAIF Fund, please see the Prospectus of the NAIF Fund dated August 1, 2009, as supplemented, which is incorporated by reference into this Prospectus/Proxy Statement (File No. 333-71469).

For purposes of the remainder of this Appendix D, references to the “Fund” mean the Acquiring Fund (as defined in the Prospectus/Proxy Statement).

Management of the Fund

Investment Manager

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for the Fund. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of December 31, 2008, the Manager and its investment management affiliates had approximately $760.1 billion in assets under management.

The Manager has retained an investment management firms(the “Sub-Adviser”) to manage the Fund’s investments. See “The Sub-Adviser” below. The Manager may retain affiliates to provide various administrative and other services required by the Fund.

Management Fee

The Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager (and not the Fund) pays a portion of the management fees it receives to the Sub-Adviser in return for its services.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

During the most recently completed fiscal year, the Fund paid monthly management fees to the Manager of 0.85% of the average daily net assets of the Fund.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the Allianz NACM International Growth Fund and the sub-advisory agreement between Allianz Global Fund Management and NACM with respect to the Allianz NACM International Growth Fund is available in the semi-annual report to shareholders for the period ending May 31, 2009.

The Sub-Adviser

Nicholas-Applegate Capital Management LLC (“NACM,” “Nicholas-Applegate” or the “Sub-Adviser”), located at 600 West Broadway, San Diego, CA 94111, has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of the Manager and the Board of Trustees.

The following provides additional information about NACM and the individual portfolio manager(s) who share primary responsibility for managing the Fund’s investments. The Statement of Additional Information of the Allianz Funds Multi-Strategy Trust (the “Trust”) dated November 3, 2009 (the “Trust SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the funds they manage (under “Management of the Trust—Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest—NACM”).

Organized in 1984, Nicholas-Applegate provides advisory services primarily to mutual funds, closed-end funds and institutional accounts. Nicholas-Applegate is an investment management firm organized as a Delaware limited liability company and is a wholly-owned subsidiary of Nicholas-Applegate Holdings LLC, which, in turn, is wholly owned by AGI Management Partners, which, in turn, is wholly owned by Allianz. Nicholas-Applegate Holdings LLC is the sole member of Nicholas-Applegate. As of September 30, 2009, Nicholas-Applegate had approximately $9.79 billion in assets under management.

The individuals at Nicholas-Applegate listed below share primary responsibility for the day-to-day management of the Fund.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
NACM International Growth Fund	Horacio A. Valeiras, CFA	2002*	Mr. Valeiras is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Prior to joining Nicholas-Applegate in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000, Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has twenty years of investment management experience.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience

	Pedro V. Marcal	2006*	Senior Vice President, Asset Allocation Committee Member and Portfolio Manager for the Nicholas- Applegate Global Equities strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. Prior to joining NACM in 1994, he had 5 years of investment experience with A. B. Laffer, V. A. Canto & Associates, and A-Mark Precious Metals. He graduated from The Anderson School at University of California, Los Angeles with a M.B.A and the University of California, San Diego with a B.A. He has 19 years of investment experience.

*	Mr. Valeiras and Mr. Marcal served as portfolio managers of Nicholas-Applegate International Growth Fund, which reorganized into the Fund on February 2, 2009.

Manager/Sub-Adviser Relationship

Shareholders of the Fund have granted approval to the Manager to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order granted by the SEC (the “Exemptive Order”) with respect to certain other open-end funds within the Allianz family of funds. One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Currently the Exemptive Order does not apply to the Trust. In addition, the Exemptive Order currently does not apply to sub-advisory agreements with an affiliate of the Manager, unless that affiliate is wholly-owned by Allianz. However, the Trust and the Manager may seek further exemptive or no-action relief in order to permit the Trust to rely on the terms of the Exemptive Order.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Manager. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

Regulatory and Litigation Matters

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in the Trust and advised by the Manager. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the Fund. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI, Allianz Global Fund Management, AGID, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, Allianz Global Fund Management, the Sub-Adviser and AGID believe that these matters are not likely to have a material adverse effect on the Fund or on Allianz Global Fund Management’s, the Sub-Adviser’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date of this Prospectus/Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Fund or on the ability of Allianz Global Fund Management, the Sub-Adviser or AGID to perform their respective contracts with respect to the Fund.

Institutional Class Shares

The Trust offers investors Institutional Class shares of the Fund in this Prospectus/Proxy Statement.

The Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class shares of the Fund offered in this Prospectus/Proxy Statement.

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Arrangements with Service Agents. Institutional Class shares of the Fund may be offered through certain brokers and other financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Allianz Global Fund Management and its affiliates do not audit the service agents to determine whether they are providing the services for which they are receiving such payments.

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Payments to Financial Firms. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus/Proxy Statement) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, the Manager and their affiliates (for purposes of this sub-section only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other funds of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Fund or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described in this paragraph are not generally made with respect to Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund uses financial firms that sell Fund shares to effect transactions for the Fund’s portfolios, the Trust, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Fund, the Distributor and the Manager to financial firms, please see the Trust SAI.

Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase Institutional Class shares of the Fund at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of Institutional Class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party.

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Investment Minimums. The minimum initial investment for shares of Institutional Class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Manager and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Manager-sponsored funds of funds are exempt from the minimum investment requirement.

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Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that valuation time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the valuation time and communicated to the Transfer Agent prior to 9:30 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

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Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to the Transfer Agent, Allianz Funds Multi-Strategy Trust, c/o BFDS, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Manager or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers.

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Additional Investments. An investor may purchase additional Institutional Class shares of a particular Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

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Other Purchase Information. Purchases of the Fund’s Institutional Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Fund for long-term investment purposes only. The Trust and the Manager each reserves the right to refuse purchases if, in the judgment of the Trust or the Manager, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and the Manager each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Institutional Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Manager or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

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Retirement Plans. Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Redeeming Shares

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Redemptions by Mail. An investor may redeem (sell) Institutional Class shares by submitting a written request (whether or not the shares are represented by certificates) to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

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Redemptions by Telephone or Other Wire Communication. An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus/Proxy Statement. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

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Other Redemption Information. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, will receive that day’s NAV. A redemption request received on or after that time becomes effective on the next business day.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem of Institutional Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of any Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone redemption payments for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below or in the applicable funds’ prospectus(es), an investor may exchange Institutional Class shares of the Fund for shares of the same class of any other fund of the Trust, Allianz Funds or PIMCO Funds that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413.

An investor may exchange shares only with respect to funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus/Proxy Statement and “Taxation” in the Trust SAI. Shares of one Class of the Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions set forth) in the Trust SAI.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or the Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days’ prior notice whenever it is reasonably able to do so. Because the Fund will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, it is more difficult for the Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Fund’s investment strategies may make the Fund more susceptible to market timing activities. For example, since the Fund intends to invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s non-U.S. portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund’s potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high yield or other securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners. This makes it more difficult for the Fund to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Fund, there can be no assurance of success in this regard.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.	Name.
2.	Date of birth (for individuals).
3.	Residential or business street address.
4.	Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares are Priced

The net asset value per share (“NAV”) of the Fund’s Institutional Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Trust SAI. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international funds (including the Fund) are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Fund’s use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. To the extent a significant portion of the securities held by the Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

The Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Fund. An investment in the Fund may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Trust SAI for additional information regarding the tax aspects of investing in the Fund.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. The Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

Taxes on Fund Distributions.    If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. The Fund will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than 12 months over net short-term capital losses) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

To the extent that the Fund has capital loss carryforwards from prior taxable years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund then makes distributions of capital gains in excess of such reduced net capital gains, the amount of the excess will be supported by the Fund’s “current earnings and profits,” and will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Regardless of whether such excess amount is retained or distributed, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Taxes When You Sell (Redeem) or Exchange Your Shares.    Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of the Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain.

A Note on Non-U.S. Investments.    The Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Eligible funds may be able to pass through to you a deduction or credit for foreign taxes. The Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Backup Withholding.    The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will likely be 28% for amounts paid before January 1, 2011 and is currently scheduled to increase to 31% for amounts paid thereafter.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund identified in the sections of the Prospectus/Proxy Statement titled “A. Overview” and “B. Principal Risk Factors” and under “Principal Investments and Strategies of the Fund” in Appendix B. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus/Proxy Statement does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund must rely on the professional investment judgment and skill of the Manager, Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Trust SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that the Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. The Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations

Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, the Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings

The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. See “Summary of Principal Risks—Focused Investment Risk” in Appendix B.

Non-U.S. Securities

The Fund may invest in foreign (non-U.S.) securities. The Fund defines non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). It is expected that the Fund’s non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets.

The Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Emerging Market Securities

The Fund may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

The Fund may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies and therefore will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

Foreign Currency Transactions.    The Fund may (but is not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives

Unless otherwise stated in the description of the Fund’s investment strategies under “A. Overview” or in Appendix B, the Fund may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, the Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which the Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Fund may buy, sell or otherwise utilize (unless otherwise stated in the description of the Fund’s investment strategies under “A. Overview” or in Appendix B) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the Trust SAI.

The Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Trust SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk.    Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.    The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.    Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.    Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to funds that may write uncovered (or “naked”) options.

Lack of Availability.    Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.    Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, the Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments

Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that the Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objectives when it does so. The Fund may maintain a portion of its assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this Prospectus/Proxy Statement, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S.

Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the descriptions of the Fund’s investment strategies under “A. Overview” in the Prospectus/Proxy Statement or in Appendix B, the Fund may invest in derivatives based on fixed income securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Credit Ratings and Unrated Securities

The Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Trust SAI describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Adviser does not rely solely on credit ratings, and may develop its own analyses of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event the Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities

Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If the Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When the Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of the Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, the Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.    “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets. Collateral received from loans of portfolio securities can therefore represent a substantial portion of the Fund’s assets. The Fund does not currently have a program in place pursuant to which it may lend portfolio securities. However, it may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Trust SAI.

Short Sales

The Fund may make use of short sales for investment and risk management purposes, including when the Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund may engage in short sales that are not “against the box,” which involve additional risks. The Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund that utilizes short sales. See “Derivatives—Leveraging Risk” above and “Summary of Principal Risks—Leveraging Risk” in Appendix B. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions. Any such restrictions may hinder the Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, the Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, the Fund may be unable to engage in short sales of individual securities on practicable terms and may instead seek all of its short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent the Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. The Fund will segregate assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

The Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus/Proxy Statement or in the Trust SAI.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for the Fund. See in Appendix B “Summary of Principal Risks—Leveraging Risk.”

Illiquid Securities

The Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Please see “Investment Objectives and Policies” in the Trust SAI for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investments in Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (REITs). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that the Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies

The Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Trust SAI for more detailed information. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of the Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary in Appendix B. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of the Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the fund’s previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, the Fund had a portfolio turnover rate in excess of 100%. The Fund may have a portfolio turnover rate in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Trust SAI, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. In addition, the Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Trust SAI. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. If there is a change in the Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” in Appendix B and in this section, it is possible that smaller-sized funds (such as the Fund) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Fund’s size, have a disproportionate impact on the Fund’s performance results. The Fund would not necessarily have achieved the same performance results if its aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus/Proxy Statement will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets. Unless otherwise stated, if the Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus/Proxy Statement. These securities and techniques may subject the Fund to additional risks. Please see the Trust SAI for additional information about the securities and investment techniques described in this Prospectus/Proxy Statement and about additional securities and techniques that may be used by the Fund.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Fund, the Manager or the Sub-Adviser. The Fund’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Additional Performance Information

As noted in the Fund Summary in Appendix B, this section contains additional information regarding the calculation of the Fund’s performance and the presentation of such performance. The Average Annual Total Returns Table in the section titled “A. Overview” in the Prospectus/Proxy Statement compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used. The sub-section below titled “Share Class Performance” describes the calculation of the Fund’s Institutional Class performance.

Index Descriptions.

The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Index is an unmanaged index of non-U.S. growth stock markets. The MSCI EAFE Index is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. It is not possible to invest directly in the index. Performance data presently shown for the index is presented gross of dividend tax withholding for the NAIF Fund (resulting in higher reported performance), and net of dividend tax withholding for the Acquiring Fund (resulting in lower reported performance).

The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Growth Index is an unmanaged index of non-U.S. growth stock markets consisting of the top 50% of companies by price-to-book value ratio that belong to the MSCI EAFE Index. It is not possible to invest directly in the index. Performance data presently shown for the index is presented gross of dividend tax withholding for the NAIF Fund (resulting in higher reported performance), and net of dividend tax withholding for the Acquiring Fund (resulting in lower reported performance).

The Lipper International Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

Share Class Performance.

Information about the Fund’s performance is based on the Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Fund will fluctuate over time, and any representation of the Fund’s total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the Fund and are available upon request, without charge, by calling 1-800-498-5413. As discussed in the Trust SAI, and in this Prospectus/Proxy Statement, a fund may have had adviser and sub-adviser changes during the periods for which performance is shown, or may have changed its investment objective, policies and/or strategies during such periods, and would not necessarily have achieved the results shown under its current investment management arrangements and/or investment objectives, policies and strategies.

The following table sets forth the inception dates of Institutional Class shares of the Fund. Except as noted below, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Fund. The Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization as a Fund of the Trust on February 2, 2009. Accordingly, “Inception Date of Fund” for this Fund refers to the inception date of its Nicholas-Applegate predecessor series. For periods prior to the reorganization of the Fund, the total return presentation is based on the historical performance of the Class I shares of the Nicholas-Applegate International Growth Fund. Please see “A. Overview” in the Prospectus/Proxy Statement and “Management of the Funds” in this Appendix D for more detailed information about the Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
NACM International Growth Fund	12/27/96	Institutional	12/27/96

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APPENDIX E

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of each class of shares of the NAIF Fund, as well as Institutional Class Shares of the Acquiring Fund, for the past 5 years (or, if shorter, the period since commencement of operations). Information is presented for the last five fiscal years of the NAIF Fund and Acquiring Fund (or, if shorter, the period since commencement of operations), including for the most recent semi-annual fiscal periods ending September 30, 2009 for the NAIF Fund. Certain information reflects results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. Except as indicated, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the applicable Trust’s annual report to shareholders. The information for the NAIF Fund for the period ended September 30, 2009 is included in the semi-annual report of the NAIF Fund, and is unaudited. The annual and semi-annual reports of the NAIF Fund and annual report of the Acquiring Fund are incorporated by reference into the Merger SAI and are available free of charge upon request from the Distributor.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Nicholas-Applegate International Growth Fund
Class I
9/30/09*	$5.43	$0.07	$2.02	$2.09	$—	$—
3/31/09	12.01	0.13	(5.64)	(5.51)	(0.06)	(1.01)
3/31/08	14.41	0.19	2.02	2.21	(0.76)	(3.85)
3/31/07	13.00	0.07	1.93	2.00	(0.08)	(0.51)
3/31/06	9.08	0.01	3.92	3.93	(0.01)	—
3/31/05	8.19	0.01	0.92	0.93	—	(0.04)
Class II
9/30/09*	$5.43	$0.07	$2.02	$2.09	$—	$—
2/17/09**-3/31/09	5.54	0.04	0.15	(0.11)	—	—

*	Unaudited
**	Commencement of operations
1	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
2	Total returns are not annualized for periods less than one year.
3	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
4	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
5	Inception to date return.

					Ratios to Average Net Assets(3)
Total Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets End of Period (000s)	Total Expenses	Net Investment Income (Loss)	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment/ Offset(4)	Portfolio Turnover Rate

$—	$7.52	38.49%		$20,103	1.14%	1.98%	—%	1.14%	1.13%	71%
(1.07)	5.43	(46.87)		17,034	1.16	1.70	—	1.16	0.91	60
(4.61)	12.01	12.58		7,340	1.16	1.09	—	1.16	0.90	113
(0.59)	14.41	15.75		23,827	1.18	0.49	—	1.18	1.04	118
(0.01)	13.00	43.28		20,562	1.89	0.08	(0.47)	1.42	1.39	196
(0.04)	9.08	11.34		33,900	2.07	(0.42)	(0.59)	1.48	1.48	166

$—	$7.52	38.49%		$10,680	0.99%	2.12%	—%	0.99%	0.99%	71%
—	5.43	(1.99	)(5)	6,882	1.00	6.51	—	1.00	0.93	60

	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Allianz NACM International Growth Fund
Institutional Class
11/30/09	$4.98	$0.06	$0.90	$0.96	$(0.17)	$(1.17)
4/1/08-11/30/08*	8.46	0.10	(3.58)	(3.48)	—	—
3/31/08	22.35	0.17	3.82	3.99	(0.29)	(17.59)
3/31/07	22.69	0.07	2.86	2.93	(0.07)	(3.20)
3/31/06	20.47	0.16	6.05	6.21	—	(3.99)
3/31/05	19.09	0.08	1.72	1.80	—	(0.42)
3/31/04	12.83	0.30	6.00	6.30	(0.04)	—

*	On November 14, 2008, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.12%, 0.99%, 1.14%, 0.99%, 1.08%, 1.19% for the period ended November 30, 2008 and the years ended March 31, 2008, March 31, 2007, March 31, 2006, March 31, 2005 and March 31, 2004, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

Total Distributions	Net Asset Value End of Period	Total Return(b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.34)	$4.60	29.21%	$7,458	0.95%	3.91%		1.30%	133%
—	4.98	(41.13)	5,878	1.42	1.42	(c)	1.90	29
(17.88)	8.46	11.37	9,496	1.38	1.38	(c)	1.02	113
(3.27)	22.35	13.80	15,000	1.41	1.41	(c)	(0.30)	119
(3.99)	22.69	33.63	45,889	1.37	1.37	(c)	0.73	167
(0.42)	20.47	9.49	41,394	1.39	1.39	(c)	0.42	203
(0.04)	19.09	49.17	51,450	1.45	1.49	(c)	1.35	186

APPENDIX F

COMPARISON OF LEGAL STRUCTURES AND ORGANIZATIONAL DOCUMENTS

Allianz Funds Multi-Strategy Trust (the “Allianz Trust”) is an unincorporated voluntary association with transferable shares organized under the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) subject to the provisions of its Amended and Restated Agreement and Declaration of Trust (the “Allianz Declaration”) and its Amended and Restated Bylaws (the “Allianz Trust Bylaws”). Nicholas-Applegate Institutional Funds (the “NAIF Trust”) is a Delaware statutory trust organized under and subject to the Delaware Statutory Trust Act (the “Delaware Act”), the provisions of its Amended and Restated Declaration of Trust, as amended (the “NAIF Declaration”) and its Amended Bylaws (the “NAIF Bylaws”). Though the Allianz Declaration is governed by Massachusetts law, the Allianz Declaration is not subject to any substantive Massachusetts statutory legal requirements because it is an unincorporated voluntary association. The provisions of the Allianz Declaration and the Allianz Bylaws differ in some respects from those of the NAIF Declaration and the NAIF Bylaws, as interpreted under the Delaware Act. Shareholders may obtain a copy of the Allianz Declaration and the Allianz Bylaws without charge upon written request to the Allianz Trust. Shareholders should note the following principal differences between the NAIF Declaration and NAIF Bylaws and applicable provisions of the Delaware Act, on the one hand, and the Allianz Declaration and Allianz Bylaws and Massachusetts law, on the other hand:

•

Under the Delaware Act, shareholder liability is limited, while under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust although, as described below, the risk of a shareholder of a Massachusetts business trust incurring financial loss from shareholder liability will be limited to circumstances in which the disclaimer of such liability was inoperative and the trust was unable to meet its obligations. See “Shareholder Liability” below.

•	There are no statutory rights of inspection with respect to the books and records of the Allianz Trust, while such rights exist with respect to the NAIF Trust. See “Rights of Inspection” below.

•

Shareholders of the NAIF Trust generally have the right to vote with respect to the approval of any merger, consolidation or sale of assets of the NAIF Trust or any series thereof, while shareholders of the Allianz Trust have the right to vote on such transactions only if required by law or if the Trustees of the Allianz Trust determine that such a vote would be necessary or desirable. See “C. Information About the Proposed Mergers—6. Differences between the rights of Acquiring Fund shareholders and NAIF Fund shareholders” in the Prospectus/Proxy Statement.

These differences and other differences are described in more detail below.

Certain Provisions of the Delaware Act.

Shareholder Liability. The Delaware Act provides that the beneficial owners of a statutory trust are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. The NAIF Declaration and the NAIF Bylaws provide for indemnification by each the NAIF Fund and hold harmless each shareholder of the NAIF Fund from and against any claim or personal liability to which such shareholder becomes subject solely by reason of being or having been a shareholder of the NAIF Fund. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Allianz Trust. However, the

Allianz Declaration disclaims shareholder liability for acts or obligations of the Allianz Trust and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the Allianz Trust. Like the NAIF Declaration, the Allianz Declaration provides for indemnification out of Acquiring Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Acquiring Fund as a result of holding shares of the Acquiring Fund. Thus, the risk of a shareholder of the Acquiring Fund incurring financial loss from shareholder liability will be limited to circumstances in which such disclaimer was inoperative and the Acquiring Fund was unable to meet its obligations.

Rights of Inspection. Under the Delaware Act, each shareholder of the NAIF Trust has the right to inspect the records of the NAIF Trust to the extent provided for in the NAIF Trust’s governing instrument. Under the NAIF Declaration and NAIF Bylaws, holders of the NAIF Trust have the right to inspect the records of the NAIF Trust during normal business hours for any purpose not harmful to the NAIF Trust. Under the Allianz Declaration and Allianz Bylaws, no holder of Allianz Trust shares has a right to inspect any account, book or document of the Allianz Trust except as conferred by law or authorized by the Trustees. As indicated above, the Allianz Declaration is not subject to any substantive Massachusetts statutory legal requirements under Massachusetts law; therefore, there are no statutory rights of inspection with respect to the Allianz Trust.

Trustees’ Liability; Indemnification. The Delaware Act limits the liability of a Delaware statutory trust’s trustees, beneficial shareholders or other person for monetary damages absent provisions to the contrary in the trust’s governing documents. The NAIF Declaration contains no such provision to the contrary. Under the NAIF Declaration and the NAIF Bylaws, no trustee, officer, employee or agent of the NAIF Trust (when acting in such capacity) is subject to any personal liability to any person other than the NAIF Trust or its beneficial holders in connection with the property or the affairs of the NAIF Trust. Furthermore, no trustee, officer, employee or agent of the NAIF Trust is liable to the NAIF Trust or its beneficial shareholders for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Delaware Act also permits a Delaware statutory trust to include in its governing instrument a provision indemnifying any trustee, beneficial owner or other person from and against any and all claims. Under the terms of the NAIF Declaration, the NAIF Trust shall indemnify and advance expenses to its current and former trustees, officers, employees or agents against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which he or she may be involved by reason of being or having been a trustee, officer, employee or agent of the NAIF Trust. However, the NAIF Declaration also provides that such trustee, officer, employee or agent shall not be entitled to indemnification in any matter as to which they have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of their duties. Furthermore, the NAIF Declaration provides that, as to any matter disposed of by compromise payment, no indemnification for payment or other expense shall be provided unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office by a court or other body approving the settlement or other disposition or by a reasonable determination, based on a review of readily available facts, that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the trustees. The NAIF Declaration further provides that any person entitled to indemnification may satisfy that right solely out of trust property. In addition, the NAIF Declaration permits the NAIF Trust to make advance payments in connection with indemnification, provided that the indemnified party shall have given a written undertaking to reimburse the NAIF Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

The Allianz Declaration provides for indemnification of the Allianz Trust’s Trustees and officers and the advancement of expenses to indemnitees to the maximum extent permitted under the 1940 Act. The Allianz

Declaration provides in general that a trustee, officer or other person acting under their direction is entitled to indemnification except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person’s action was in or not opposed to the best interest of the Allianz Trust or (b) to be liable to the Allianz Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Under the 1940 Act, directors/trustees or officers may not be indemnified against any liability arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The SEC has indicated that a registered investment company may advance attorneys’ fees or other expenses incurred by directors/trustees or officers in defending a proceeding upon his or her undertaking to repay the advance unless it is ultimately determined that he or she is entitled to indemnification. In addition, either (i) the indemnitee must provide security for such undertaking; (ii) the company must be insured against losses arising from lawful advances; or (iii) a majority of the disinterested non-party directors/trustees (or an independent legal counsel) must determine that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

Distributions. The NAIF Trust is not subject to any substantive Delaware statutory legal requirements with respect to dividends or distributions under Delaware law. However, the NAIF Declaration provides that dividends and distributions to shareholders of a particular series or class may be paid on a pro rata basis, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class, with such frequency as the trustees may determine and only from such of the income and capital gains, accrued or realized, from the trust property belonging to that series or allocable to that class after providing for actual and accrued liabilities. Furthermore, such dividends and distributions may be made in cash or in kind, or a combination thereof. The Allianz Declaration contains substantially similar provisions and the Allianz Trust is not subject to any related substantive Massachusetts statutory legal requirements under Massachusetts law.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Allianz NACM International Growth Fund

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

February 16, 2010

This Statement of Additional Information (the “Merger SAI”) relates to the proposed merger (the “Merger”) of the Nicholas-Applegate International Growth Fund (the “NAIF Fund”), a series of Nicholas-Applegate Institutional Funds (the “NAIF Trust”), into the Allianz NACM International Growth Fund (the “Acquiring Fund”), a series of Allianz Funds Multi-Strategy Trust (the “Allianz Trust” or the “Trust”).

This Merger SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated February 16, 2010 (the “Prospectus/Proxy Statement”) relating to the Merger. This Merger SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Allianz Global Investors Distributors at 1345 Avenue of the Americas, New York, NY 10105 or by calling 1-800-498-5413.

I. Additional Information About the Acquiring Fund

Allianz NACM International Growth Fund

Institutional Class        Ticker: AILIX

This Merger SAI is accompanied by the Statement of Additional Information of the Allianz Trust dated November 3, 2009 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference (File No. 333-148624). Terms not otherwise defined herein have the meanings assigned in the Trust SAI.

1

The following supplements and/or updates certain information in the Trust SAI with respect to the Acquiring Fund:

Management of the Trust

Trustees and Officers

In addition to the individuals listed in the table entitled “Independent Trustees” under “Management of the Trust—Trustees and Officers” in the Trust SAI, the individual below also serves as an Independent Trustee of the Allianz Trust.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James A. Jacobson 02/03/1945	Trustee	Since December 2009	Retired. Formerly, Vice Chairman, Managing Director, Spear, Leeds & Kellogg Specialists, LLC, specialist firm on NYSE (2003-2008).	44	Trustee, Alpine Mutual Fund complex

Committees of the Board of Trustees

The Audit Oversight Committee convened 2 times during the fiscal year ended November 30, 2009.

The Nominating Committee did not convene during the fiscal year ended November 30, 2009.

The Valuation Committee convened 3 times during the fiscal year ended November 30, 2009.

The Compensation Committee did not convene during the fiscal year ended November 30, 2009.

Mr. Jacobson serves as a member of each of the Audit Oversight, Nominating, Valuation and Compensation Committees.

2

Securities Ownership

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Acquiring Fund, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the tables are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following tables include securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.

Securities Ownership as of December 31, 2009

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Hans W. Kertess		$0
Allianz NACM International Growth Fund	$0
Robert E. Connor		$0
Allianz NACM International Growth Fund	$0
Paul Belica		$0
Allianz NACM International Growth Fund	$0
James A. Jacobson		$0
Allianz NACM International Growth Fund	$0
William B. Ogden IV		$0
Allianz NACM International Growth Fund	$0
R. Peter Sullivan		$10,001-$50,000
Allianz NACM International Growth Fund	$0

Interested Trustee
John C. Maney		Over $100,000
Allianz NACM International Growth Fund	$0

To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust, as of December 31, 2009.

3

Trustees’ Compensation

The following table sets forth information regarding compensation for the fiscal year ended November 30, 2009 (except as noted) received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year-Ended December 31, 2009*
Paul Belica	$34,137	$0	$0	$300,000
Robert E. Connor	27,006	0	0	250,000
James A. Jacobson**	0	0	0	11,005
Hans W. Kertess	38,673	0	0	325,000
William B. Ogden IV	27,006	0	0	250,000
R. Peter Sullivan	27,006	0	0	250,000
Diana Taylor***	27,006	0	0	168,750

*	Each Trustee served as Trustee or director of several closed-end and/or open-end investment companies advised by the Manager. Messrs. Belica, Connor, Kertess, Ogden and Sullivan served as Trustee or director of 41 such investment companies and Ms. Taylor served as Trustee or director of 37 such investment companies. These investment companies are considered to be in the same Fund Complex as the Trust.
**	Elected to the Board of Trustees on December 14, 2009.
***	Ms. Taylor resigned from her position as Trustee effective September 10, 2009.

Management Agreement

The Manager is located at 1345 Avenue of the Americas, New York, NY 10105. The Manager and its investment management affiliates had approximately $1,049.3 billion of assets under management as of December 31, 2009.

The following table sets forth the amount of the management fee paid by the Trust to the Manager for the last three fiscal years.

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
Allianz NACM International Growth Fund	$45,513	N/A	N/A

Sub-Advisory Agreement

Accounts managed by Nicholas-Applegate Capital Management LLC had combined assets, as of December 31, 2009, of approximately $9.916 billion.

The following table sets forth the amount of sub-advisory fees paid by the Manager to NACM for the Acquiring Fund for the last three fiscal years

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
Allianz NACM International Growth Fund	$26,772	N/A	N/A

4

Portfolio Manager Other Accounts Managed

The following summarizes information regarding each of the accounts (excluding portfolios of the Trust) that were managed by the portfolio managers of the Acquiring Fund, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of November 30, 2009.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	0	0	4	664.9	3	41.6
Horacio A. Valeiras, CFA	0	0	4	664.9	2	37.2

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	0	0	0	0	0	0
Horacio A. Valeiras, CFA	0	0	0	0	0	0

Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager of the Acquiring Fund as of November 30, 2009.

Dollar Range of Equity Securities
Allianz NACM International Growth Fund
Pedro Marcal	$10,001-50,000
Horacio A. Valeiras, CFA	$100,001-500,000

Portfolio Transactions and Brokerage

Brokerage and Research Services

The following table sets forth the amount paid by the Acquiring Fund in brokerage and research services for the last three fiscal years:

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
Allianz NACM International Growth Fund	$18,940	N/A	N/A

5

Regular Broker-Dealers

The table below sets forth contains the aggregate value of securities of the Trust’s regular broker-dealers or their parent companies held by the Acquiring Fund as of November 30, 2009:

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Regular Broker-Dealer Held by Fund
NACM International Growth Fund	Nomura Securities International, Inc.	$130,778

II. Financial Statements

A. Incorporation by Reference

This Merger SAI is accompanied by: (i) the Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009; (ii) the Annual Report to Shareholders of the Allianz Funds Multi-Strategy Trust for the year ended November 30, 2009 (together, the “Annual Reports”); and (iii) the Semi-Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds, including the unaudited Financial Statements therein, for the six months ended September 30, 2009 (the “Semi-Annual Report”).

The Annual Reports and Semi-Annual Report contain historical financial information regarding the NAIF Fund and Acquiring Fund. The Annual Reports (including the reports of PricewaterhouseCoopers LLP contained therein) and the Semi-Annual Report have been filed with the Securities and Exchange Commission and are incorporated herein by reference (File No. 811-7384 with respect to the NAIF Fund’s shareholder reports, and File No. 811-22167 with respect to the Acquiring Fund’s shareholder reports).

B. Unaudited Pro Forma Combining Financial Statements

Unaudited pro forma combining financial statements relating to the Merger, including notes to such pro forma financial statements, are set forth below. Subject to the approval of the Agreement and Plan of Reorganization by NAIF Fund shareholders, the NAIF Fund would combine into the Acquiring Fund in a transaction in which the Acquiring Fund will be the surviving entity. As a result of the proposed transaction, the NAIF Fund will cease to be a separate series of the NAIF Trust and NAIF Fund shareholders will receive in exchange for their shares a number of Institutional Class shares of the Acquiring Fund (the “Merger Shares”) equal in value at the date of the Merger to the aggregate value of their NAIF Fund shares. The pro forma combined financial statements reflect the combined financial position of NAIF Fund with the Acquiring Fund at May 31, 2009 as if the Merger had occurred on June 1, 2008. The statement of assets and liabilities and the related statement of operations of the NAIF Fund and the Acquiring Fund have been combined as of and for the twelve months ended May 31, 2009. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the NAIF Fund and Acquiring Fund contained within the Annual Reports and Semi-Annual Reports referred to in the preceding section.

6

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009 (Unaudited)

	Allianz NACM International Growth Fund	NAIF International Growth Fund	Pro Forma Adjustments		Combined Allianz NACM International Growth Fund
Assets:
Investments, at value	$6,544,510	$29,055,240			$35,599,750
Repurchase agreements, at value	156,000	—			156,000
Cash	224	—			224
Foreign currency, at value	1,668	2			1,670
Receivable for investments sold	—	279,358			279,358
Receivable for Fund shares sold	—	7,423			7,423
Dividends and interest receivable (net of foreign taxes)	70,203	174,909			245,112
Receivable from Investment Manager	10,391	—			10,391
Prepaid expenses	7,226	—			7,226

Total Assets	6,790,222	29,516,932			36,307,154

Liabilities:
Payable for investments purchased	36,198	156,859			193,057
Bank Overdraft	—	269,374			269,374
Payable for Fund shares redeemed	—	17,967			17,967
Investment management fees payable	—	18,516			18,516
Distribution fees payable	10	—			10
Servicing fees payable	10	—			10
Accrued expenses	27,114	3,149			30,263

Total Liabilities	63,332	465,865			529,197

Net Assets	$6,726,890	$29,051,067			$35,777,957

Shares of beneficial interest:
Par value ($0.00001 per share)	$17	$—	73		$90
Paid-in capital in excess of par	26,147,643	36,695,668	(73)		62,843,238
Undistributed net investment income	72,344	424,793			497,137
Accumulated net realized loss	(20,062,849)	(10,611,209)			(30,674,058)
Net unrealized appreciation of investments and foreign currency transactions	569,735	2,541,815			3,111,550

Net Assets	$6,726,890	$29,051,067			$35,777,957

Cost of Investments	$5,980,101	$26,522,457			$32,502,558

Cost of Repurchase Agreements	$156,000	$—			$156,000

Cost of Foreign Currency	$1,644	$2			$1,646

Net Assets:
Class A	$11,609	$—			$11,609
Class C	16,449	—			16,449
Class D	11,609	—			11,609
Class R	11,599	—			11,599
Class P	11,619	—			11,619
Institutional Class	6,664,005	—	$29,051,067	(a)	35,715,072
Class I	—	20,769,875	(20,769,875	)(a)	—
Class II	—	8,281,192	(8,281,192	)(a)	—

Shares Issued and Outstanding:
Class A	2,941	—			2,941
Class C	4,177	—			4,177
Class D	2,941	—			2,941
Class R	2,941	—			2,941
Class P	2,941	—			2,941
Institutional Class	1,684,195	—	7,336,128	(a)	9,020,323
Class I	—	3,179,269	(3,179,269	)(a)	—
Class II	—	1,268,494	(1,268,494	)(a)	—

Net Asset Value and Redemption Price Per Share
Class A	$3.95	$—			$3.95
Class C	3.94	—			3.94
Class D	3.95	—			3.95
Class R	3.94	—			3.94
Class P	3.95	—			3.95
Institutional Class	3.96	—			3.96
Class I	—	6.53			—
Class II	—	6.53			—

(a)	Classes I and II net assets and shares of NAIF International Growth Fund are exchanged for Institutional Class shares of Allianz NACM International Growth Fund Initial per share values of each class are presumed to equal the Institutional share class of the Allianz NACM International Growth Fund

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS

Twelve months ended May 31, 2009 (Unaudited)

	Allianz NACM International Growth Fund	NAIF International Growth Fund	Pro Forma Adjustments		Combined Allianz NACM International Growth Fund
Investment Income:
Interest	$58	$—	$—		$58
Dividends, net of foreign withholding taxes of $27,188 and $48,454, respectively	280,236	519,556	—		799,792

Total Income	280,294	519,556	—		799,850

Expenses:
Investment management fees	73,353	134,276	41,064	(a)	248,693
Administration fees	64,886	39,857	(104,743	)(b)	—
Distribution fees—Class C	25	—	—		25
Distribution fees—Class R	2,790	—	(2,782	)(c)	8
Servicing fees—Class A	8	—	—		8
Servicing fees—Class C	9	—	—		9
Servicing fees—Class D	8	—	—		8
Servicing fees—Class R	8	—	—		8
Administrative servicing fees—Class P	3	—	—		3
Organizational expenses	52,319	—	—		52,319
Legal fees	2,041	—	10,000	(b)	12,041
Trustees’ fees	9,771	3,173	—		12,944
Audit and tax services fees	16,376	800	12,000	(b)	29,176
Registration fees	10,902	—	11,000	(b)	21,902
Custodian and accounting agent fees	19,470	—	118,000	(b)	137,470
Shareholder communications fees	5,900	—	20,000	(b)	25,900
Transfer agent fees	1,416	—	14,000	(b)	15,416
Miscellaneous expenses	3,515	1,400	—		4,915

Total Expenses	262,800	179,506	118,539		560,845
Less: Waiver/Reimbursement from Investment Manager	(122,337)	(20,454)	(125,359	)(a)	(268,150)

Net Expenses	140,463	159,052	(6,820)		292,695

Net Investment Income	139,831	360,504	6,820		507,155

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,042,610)	(5,967,609)	—		(9,010,219)
Foreign currency transactions	(22,317)	587	—		(21,730)

Net change in unrealized appreciation/depreciation of:
Investments	12,568,355	1,288,542	—		13,856,897
Foreign currency transactions	(14,637)	7,220	—		(7,417)

Net Realized and Change in Unrealized Gain (Loss)	9,488,791	(4,671,260)	—		4,817,531

Net Increase in Net Assets Resulting from Investment Operations	$9,628,622	$(4,310,756)	$6,820		$5,324,686

(a)	Based on combined average net assets.
(b)	Combined Fund does not pay Administration fees but pays other expenses.
(c)	Distribution fees of prior R share class

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

May 31, 2009 (Unaudited)

	Allianz NACM International Growth Fund		NAIF International Growth Fund		Combined Allianz NACM International Growth Fund		% Combined Value of Net Assets
	Shares	Value	Shares	Value	Shares	Value
COMMON STOCK
Australia
BHP Billiton, Ltd.	2,284	$64,180	9,921	$275,244	12,205	$339,424	0.9%
BHP Billiton, Ltd. - ADR	500	28,120	2,200	123,728	2,700	151,848	0.4%
Cochlear, Ltd.	1,959	86,037	—	373,601	1,959	459,638	1.4%
CSL, Ltd.	2,006	47,365	8,764	204,842	10,770	252,207	0.7%
Incitec Pivot, Ltd.	38,312	83,663	—	338,603	38,312	422,266	1.2%
Rio Tinto, Ltd	1,290	67,861	5,676	293,228	6,966	361,089	1.0%
WorleyParsons, Ltd.	1,889	34,545	—	148,169	1,889	182,714	0.5%

		411,771		1,757,415		2,169,186	6.1%

Belgium
Anheuser-Busch InBev NV	1,143	40,310	8,545	299,352	9,688	339,662	0.9%

Bermuda
Huabao International Holdings Ltd.	25,000	22,703	105,000	94,809	130,000	117,512	0.3%

Brazil
Petroleo Brasileiro SA—ADR	1,700	74,851	6,000	264,180	7,700	339,031	0.9%
Vale SA Cl. B—ADR	4,300	83,377	20,600	394,490	24,900	477,867	1.4%

		158,228		658,670		816,898	2.3%

Canada
Barrick Gold Corp.	2,400	90,944	10,900	411,510	13,300	502,454	1.4%
Rogers Communications, Inc. Cl. B	2,145	63,697	10,755	318,194	12,900	381,891	1.1%

		154,641		729,704		884,345	2.5%

Cayman Islands
Hengan International Group Co., Ltd.	5,000	22,833	22,000	100,175	27,000	123,008	0.3%
Tencent Holdings Ltd.	2,800	31,265	12,400	137,397	15,200	168,662	0.5%
Tingyi Cayman Islands Holding Corp. *	16,000	23,981	70,000	104,742	86,000	128,723	0.4%

		78,079		342,314		420,393	1.2%

Finland
Nokia OYJ	4,088	62,737	17,821	273,941	21,909	336,678	0.9%
Outotec OYJ	1,410	35,718	—	—	1,410	35,718	0.1%

		98,455		273,941		372,396	1.0%

France
Alstom SA	1,625	103,690	7,383	465,559	9,008	569,249	1.6%
BNP Paribas	1,543	106,926	6,752	465,910	8,295	572,836	1.6%
Electricite de France	292	15,371	2,335	122,106	2,627	137,477	0.4%
France Telecom SA	1,100	26,825	5,526	134,926	6,626	161,751	0.5%
France Telecom S.A.—ADR	200	4,668	—	—	200	4,668	0.0%
GDF Suez	1,296	51,205	5,626	221,022	6,922	272,227	0.8%
Total SA	2,033	117,286	8,861	511,098	10,894	628,384	1.7%
Total S.A.—ADR	100	5,765	—	—	100	5,765	0.0%

		431,736		1,920,621		2,352,357	6.6%

Germany
Bayer AG	1,183	67,645	4,981	283,424	6,164	351,069	1.0%
Deutsche Telekom AG—ADR	800	9,160	—	—	800	9,160	0.0%
E.ON AG—ADR	500	17,740	1,700	60,316	2,200	78,056	0.2%
E.ON AG	2,389	84,799	8,955	315,997	11,344	400,796	1.0%
Fielmann AG	459	30,236	2,007	132,183	2,466	162,419	0.5%

	Allianz NACM International Growth Fund		NAIF International Growth Fund		Combined Allianz NACM International Growth Fund		% Combined Value of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Fresenius Medical Care AG & Co. KGaA	1,489	62,732	6,763	283,734	8,252	346,466	1.0%
Rhoen Klinikum AG	1,992	39,783	8,238	163,830	10,230	203,613	0.6%
RWE AG—ADR	200	16,590	700	58,065	900	74,655	0.2%
RWE AG	641	53,370	2,329	193,213	2,970	246,583	0.7%
SAP AG—ADR	400	17,340	1,764	76,469	2,164	93,809	0.3%
SAP AG	1,780	76,851	6,361	273,262	8,141	350,113	1.0%
Siemens AG	703	51,386	3,191	232,339	3,894	283,725	0.8%
Stada Arzneimittel AG	1,542	39,972	7,440	191,663	8,982	231,635	0.6%

		567,604		2,264,495		2,832,099	7.9%

Hong Kong
China Mobile, Ltd.	3,500	34,302	13,000	126,690	16,500	160,992	0.4%
Henderson Land Development Co., Ltd.	6,000	36,404	26,000	156,119	32,000	192,523	0.5%
HSBC Holdings PLC	5,100	45,958	21,533	190,404	26,633	236,362	0.7%
Sun Hung Kai Properties Ltd.	11,000	137,799	49,000	609,940	60,000	747,739	2.2%
Wharf Holdings, Ltd.	20,000	83,399	86,000	356,096	106,000	439,495	1.2%

		337,862		1,439,249		1,777,111	5.0%

Ireland
Icon PLC—ADR*	2,900	50,576	12,700	221,488	15,600	272,064	0.8%

Israel
Teva Pharmaceutical Industries, Ltd.—ADR	1,600	74,176	7,010	324,984	8,610	399,160	1.1%

Italy
Saipem SpA	4,102	105,554	18,468	470,529	22,570	576,083	1.6%
Snam Rete Gas SpA	6,788	29,421	28,070	121,480	34,858	150,901	0.4%

		134,975		592,009		726,984	2.0%

Japan
Aisin Seiki Co., Ltd.	2,200	43,542	9,600	190,180	11,800	233,722	0.7%
Bridgestone Corp.	3,000	45,750	13,000	197,475	16,000	243,225	0.7%
Canon, Inc.	1,000	33,177	4,200	138,599	5,200	171,776	0.5%
Capcom Co., Ltd.	1,500	29,291	6,200	120,811	7,700	150,102	0.4%
East Japan Railway Co.	1,100	65,675	5,300	315,374	6,400	381,049	1.1%
Fanuc, Ltd.	800	64,619	3,500	280,865	4,300	345,484	1.0%
Honda Motor Co., Ltd.	2,300	66,731	10,400	299,618	12,700	366,349	1.0%
Kirin Brewery Co., Ltd.	500	6,307	5,500	69,027	6,000	75,334	0.2%
Mitsubishi Corp.	5,700	108,619	26,700	503,204	32,400	611,823	1.7%
Mitsubishi Electric Corp.	7,100	41,253	31,400	181,581	38,500	222,834	0.6%
Mitsubishi Estate Co., Ltd.	4,100	67,816	18,200	298,201	22,300	366,017	1.0%
Mitsubishi UFJ Financial Group, Inc.	17,800	112,949	84,000	526,238	101,800	639,187	1.7%
Mizuho Financial Group, Inc.	17,800	42,798	91,500	218,553	109,300	261,351	0.7%
Nintendo Co., Ltd.	200	53,972	900	243,256	1,100	297,228	0.8%
Nomura Holdings, Inc.	7,000	52,648	29,000	217,527	36,000	270,175	0.8%
Osaka Gas Co., Ltd.	14,400	45,775	80,600	254,157	95,000	299,932	0.8%
Secom Co., Ltd.	500	20,901	2,300	95,417	2,800	116,318	0.3%
Shin-Etsu Chemical Co., Ltd.	500	26,086	2,000	104,342	2,500	130,428	0.4%
Sony Corp.	1,200	31,423	5,200	135,917	6,400	167,340	0.5%
Sumitomo Mitsui Financial Group, Inc.	2,223	86,102	9,477	364,366	11,700	450,468	1.3%
T&D Holdings, Inc.	1,300	36,921	5,450	154,727	6,750	191,648	0.5%
Takeda Pharmaceutical Co., Ltd.	1,300	51,705	5,700	225,122	7,000	276,827	0.8%
The Japan Steel Works, Ltd.	8,600	112,301	40,100	520,496	48,700	632,797	1.7%
Tokio Marine Holdings, Inc.	1,400	41,092	5,700	166,901	7,100	207,993	0.6%
Tokyo Electric Power Co., Inc.	2,600	65,442	11,200	280,425	13,800	345,867	1.0%
Toyo Tanso Co., Ltd.	1,500	61,164	7,300	297,491	8,800	358,655	1.0%
Toyota Motor Corp.—ADR	500	40,075	1,300	104,196	1,800	144,271	0.4%
Toyota Motor Corp.	1,700	67,789	7,300	291,373	9,000	359,162	1.0%
Unicharm Corp.	400	27,958	2,000	139,333	2,400	167,291	0.5%

		1,549,881		6,934,772		8,484,653	23.7%

	Allianz NACM International Growth Fund		NAIF International Growth Fund		Combined Allianz NACM International Growth Fund		% Combined Value of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Netherlands
ING Groep NV	6,305	66,941	27,489	288,785	33,794	355,726	1.0%
Koninklijke KPN NV—ADR	1,200	15,720	28,259	370,953	29,459	386,673	1.1%
Koninklijke KPN NV	5,812	76,477	6,400	83,840	12,212	160,317	0.4%

		159,138		743,578		902,716	2.5%

Republic of China
Anhui Conch Cement Co., Ltd. Cl. H	12,000	86,965	54,000	387,287	66,000	474,252	1.2%
China Life Insurance Co., Ltd. Cl. H	9,000	33,025	39,000	141,866	48,000	174,891	0.5%
China Railway Group Ltd. *	47,200	39,326	197,800	162,273	245,000	201,599	0.6%
Maanshan Iron & Steel Cl. H*	58,000	32,580	250,000	138,022	308,000	170,602	0.5%
Shandong Weigao Group Medical Polymer Co., Ltd. Cl. H	16,000	37,794	68,000	160,167	84,000	197,961	0.6%

		229,690		989,615		1,219,305	3.4%

Singapore
DBS Group Holdings, Ltd.	6,000	49,274	27,000	220,492	33,000	269,766	0.8%

Spain
Iberdrola SA	3,854	33,097	22,006	187,824	25,860	220,921	0.6%
Telefonica SA	1,279	27,706	6,918	149,036	8,197	176,742	0.5%

		60,803		336,860		397,663	1.1%

Switzerland
ACE, Ltd.	2,000	87,980	8,000	351,920	10,000	439,900	1.2%
Credit Suisse Group AG	1,510	67,771	6,581	293,613	8,091	361,384	1.0%
Julius Baer Holding AG	402	17,058	3,777	158,808	4,179	175,866	0.5%
Nestle SA	2,567	93,472	11,175	405,525	13,742	498,997	1.4%
Roche Holding AG	1,156	158,285	5,458	745,169	6,614	903,454	2.6%
Syngenta AG	364	88,778	1,683	408,736	2,047	497,514	1.4%
Synthes, Inc.	815	83,926	2,915	299,304	3,730	383,230	1.1%
Transocean Ltd. *	600	47,688	—	—	600	47,688	0.1%
UBS AG*	3,223	48,583	13,994	209,034	17,217	257,617	0.7%

		693,541		2,872,109		3,565,650	10.0%

United Kingdom
ARM Holdings PLC	26,146	45,356	114,413	196,028	140,559	241,384	0.7%
BG Group PLC	5,024	92,313	21,898	398,315	26,922	490,628	1.4%
BP PLC—ADR	300	14,850	—	—	300	14,850	0.0%
BP PLC	8,234	68,065	56,889	468,773	65,123	536,838	1.5%
British American Tobacco PLC	4,464	122,356	19,464	529,807	23,928	652,163	1.8%
Diageo PLC	6,001	82,188	27,289	370,961	33,290	453,149	1.3%
HSBC Holdings PLC	6,581	59,611	28,800	258,447	35,381	318,058	0.9%
Imperial Tobacco Group PLC	3,043	79,159	13,254	341,964	16,297	421,123	1.2%
International Power PLC	17,827	79,420	86,047	380,189	103,874	459,609	1.3%
Reckitt Benckiser Group PLC	2,002	87,205	—	422,714	2,002	509,919	1.4%
Royal Dutch Shell PLC Cl. A	1,269	34,334	5,534	148,136	6,803	182,470	0.5%
Royal Dutch Shell PLC—ADR	300	16,173	—	—	300	16,173	0.0%
SSL International PLC	7,742	63,996	36,724	301,427	44,466	365,423	1.0%
Standard Chartered PLC	7,000	142,725	—	677,283	7,000	820,008	2.3%
Unilever PLC	2,042	48,192	—	197,461	2,042	245,653	0.7%
Vodafone Group PLC—ADR	700	13,174	—	63,988	700	77,162	0.2%
Vodafone Group PLC	34,995	65,834	109,535	204,891	144,530	270,725	0.8%
Wellstream Holdings PLC	4,790	40,885	—	155,170	4,790	196,055	0.5%

		1,155,836		5,115,554		6,271,390	17.5%

Total Common Stock (Cost: $5,923,388 and Cost: $25,749,161)		6,459,279		28,132,031		34,591,310	96.7%

PREFERRED STOCK
Brazil
Usinas Siderurgicas de Minas Gerais SA (Cost: $56,713 and Cost: $276,755)	4,300	85,231	—	426,668	4,300	511,899	1.4%

	Allianz NACM International Growth Fund		NAIF International Growth Fund		Combined Allianz NACM International Growth Fund		% Combined Value of Net Assets
	Principal Amount (000s)	Value	Principal Amount (000s)	Value	Principal Amount (000s)	Value
SHORT-TERM INVESTMENTS
Repurchase Agreement
State Street Bank & Trust Co., dated 5/29/09, 0.10%, due 6/1/09, proceeds $156,001; collateralized by U.S. Treasury Bills, 0.146%, due 8/13/09, valued at $159,952 including accrued interest (Cost: $156,000 and Cost: $0)	$156	156,000	—	—	$156	156,000	0.4%

Time Deposit
Wells Fargo—Grand Cayman
0.030%, 07/01/09 (Cost: $0 and Cost: $496,541)	—	—	$497	496,541	497	496,541	1.4%

Total Short-Term Investments (Cost: $156,000 and Cost: $496,541)		156,000		496,541		652,541	1.8%

Total Investments (Cost: $6,136,101 and Cost: $26,522,457)(a)		6,700,510		29,055,240		35,755,750	99.9%
Other Assets Less Liabilities		26,380		(4,173)		22,207	0.1%

Net Assets		$6,726,890		$29,051,067		$35,777,957	100.0%

Any sales of NAIF Fund holdings in connection with the Merger will be at the discretion of the Acquiring Fund’s portfolio managers and no holdings will be sold in order to avoid violating any of the Acquiring Fund’s investment policies and restrictions.

(a)	Securities with an aggregate value of $5,659,790 and $0, representing 84.1% and 0.0% of net assets, respectively, were valued utilizing modeling tools provided by a third-party vendor.
*	Non-income producing securities.

ADR—American Depository Receipt

Notes to Pro Forma Financial Statements

Allianz Funds Multi-Strategy Trust: Allianz NACM International Growth Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the Nicholas-Applegate Institutional Funds (the “NAIF Trust”): Nicholas-Applegate International Growth Fund (the “NAIF International Growth Fund”), the NAIF International Growth Fund would combine with the Allianz Funds Multi-Strategy Trust: Allianz NACM International Growth Fund (the “Allianz NACM International Growth Fund”) in a transaction in which the Allianz NACM International Growth Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the NAIF International Growth Fund will cease to be a separate series of the NAIF Trust and Class I and Class II shareholders of the NAIF International Growth Fund will receive in exchange for their shares a number of Allianz NACM International Growth Fund shares of the Institutional Class, equal in value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their NAIF International Growth Fund shares.

As a result of the proposed transaction, Class I and Class II shareholders of the NAIF International Growth Fund will receive in exchange for their respective shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the NAIF International Growth Fund attributable to its Class I and Class II shares, respectively. As a result of the proposed transaction, each holder of Class I and Class II shares of the NAIF International Growth Fund would receive a number of full and fractional Institutional Class Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class I and Class II shares, respectively, of the NAIF International Growth Fund held by the shareholder.

The pro forma combined statement of assets and liabilities and the pro forma combined schedule of investments reflect the combined financial position of the NAIF International Growth Fund with the Allianz NACM International Growth Fund (hereafter, the “Combined Allianz NACM International Growth Fund”) as of May 31, 2009. The pro forma combined statement of operations reflects the combined financial position of the Combined Allianz NACM International Growth Fund as of the twelve months ended May 31, 2009, as if the Reorganization had occurred on June 1, 2008.

Certain figures in the pro forma financial statements are based upon estimates. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the financial statements would have appeared had the Reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by Allianz Global Investors Fund Management LLC. Nicholas-Applegate, the Funds’ sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions.

Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by a third-party vendor. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Allianz NACM International Growth Fund that would have been issued at May 31, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of NAIF International Growth Fund, as of May 31, 2009, divided by the net asset value per share of the shares of the Allianz NAC International Growth Fund, as of May 31, 2009. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at May 31, 2009:

Class of Shares	Shares of Allianz NACM International Growth Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional Class	1,684,195	7,336,128	9,020,323

Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Allianz NACM International Growth Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. For U.S. federal income tax purposes, the Reorganization is expected to be tax free. Provided that the Reorganization is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Allianz NACM International Growth Fund in exchange for NAIF International Growth Fund shares, and the aggregate tax basis of the Allianz NACM International Growth Fund shares received will be the same as the aggregate tax basis of NAIF International Growth Fund shares exchanged therefor.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M19373-Z51851	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NICHOLAS-APPLEGATE INTERNATIONAL GROWTH FUND

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees unanimously recommend a vote FOR the Proposal.

Please vote by filling in the appropriate box below.

1.       Proposal to approve the Agreement and Plan of Reorganization providing for the transfer of all of the assets of Nicholas-Applegate International Growth Fund (the “NAIF Fund”), a series of Nicholas-Applegate Institutional Funds, to Allianz NACM International Growth Fund (the “Acquiring Fund”), a series of Allianz Funds Multi-Strategy Trust, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, and the distribution of such shares to the shareholders of the NAIF Fund in complete liquidation of the NAIF Fund, all as described in the Prospectus/Proxy Statement.

	For ☐	Against ☐	Abstain ☐

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M19374-Z51851

PROXY SOLICITED BY THE BOARD OF TRUSTEES

OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

PROXY FOR MEETING OF SHAREHOLDERS - March 19, 2010

The undersigned hereby appoints Deborah A. Wussow-Hammalian and Charles H. Field, Jr. and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Meeting of Shareholders (the “Meeting”) to be held on March 19, 2010 at 8:00 a.m. Pacific time, at 600 West Broadway, 29th Floor, San Diego, CA 92101, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE